Exhibit 10.10

WHEN RECORDED RETURN TO:	OFFICIAL RECORDS OF
Global Water Resources, LLC	MARICOPA COUNTY RECORDER
21410 N. 19[t]h Avenue, Suite 201	HELEN PURCELL
Phoenix, Arizona 85027	2008-0061205 01/23/08 03:02 PM
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MARESA

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

THIS INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT (this “Agreement”) is entered into as of December 20, 2007 between Global Water Resources, LLC, a Delaware limited liability company “Coordinator”), and those entities listed on Schedule 1 attached hereto (“Current Owner”).

RECITALS

A.        Coordinator is engaged in the business of, among other things, acquiring and consolidating water and wastewater utilities, coordinating the provision of water, wastewater and reclaimed water services and providing services or benefits to landowners and developers, such as: (i) providing coordination of construction services for water and wastewater treatment facilities, and (ii) providing financing for the provision of infrastructure in advance of growth. Coordinator’s services to be provided under this Agreement shall be limited to the provisions set forth herein.

B.        Coordinator is the owner of Global Water, Inc. which owns the regulated subsidiary Hassayampa Utility Company (“HUC”). Global Water, Inc. also owns West Maricopa Combine, Inc. which owns the regulated subsidiary Water Utility of Greater Tonopah, Inc. (“WUGT”). Coordinator provides equity for its subsidiaries’ operational and capital needs for construction and improvements.

C.        WUGT and HUC are Arizona public service corporations. WUGT has filed an application to expand its certificate of convenience and necessity (“CC&N”) from the Arizona

Corporation Commission (“ACC”) under ACC Docket No. W-02450A-06-0626 to provide water services in a designated geographic area within the State of Arizona west of the Hassayampa River, including service to the property (the “Land”) known as Belmont as described on attached Exhibit A. HUC has filed an application to expand its CC&N from the ACC under ACC Docket No. SW-20422A-06-0566 to provide wastewater and reclaimed water services in a designated geographic area within the State of Arizona west of the Hassayampa River, including service to the Land as described on attached Exhibit A. The CC&N proceedings have been consolidated before the ACC and are set for hearing on December 17, 2007. Through Coordinator, WUGT and HUC shall provide water, wastewater and reclaimed water plant and services to the Land (collectively “Utility Services”).

D.        Current Owner is under contract with a third party to sell to said third party a portion of the Land. Said third party is in the process of entitling the Land and, in connection therewith, Current Owner desires (i) to engage Coordinator to provide various services including but not limited to arranging and coordinating for Landowner (as defined below) the provision of Utility Services by WUGT and HUC with respect to the Land pursuant to the terms and conditions hereinafter set forth, and (ii) to work with WUGT and HUC to include the Land within the respective CC&Ns for WUGT and HUC. Coordinator shall coordinate and cause WUGT and HUC to provide Utility Services to the Land sufficient to meet and satisfy the development plans for the Land. The Land may be entitled in multiple phases and the Land may be sold in multiple phases to entities for future development. Through Coordinator, Current Owner has requested Utility Services from WUGT and HUC and Coordinator, through WUGT and HUC, has agreed to provide such services. Coordinator shall facilitate and arrange for WUGT and HUC to provide “will serve” letters as requested and shall provide promptly, upon

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request, notices of intent to serve as required by governmental agencies from WUGT and HUC in a form consistent with Exhibit I or as otherwise reasonably required by any owner of any portion of the Land (collectively “Landowner”), subject, with respect to water, to the constraints set forth in section 9 below. The Parties acknowledge that all Utility Services will be provided by WUGT and HUC, and that Coordinator itself does not provide Utility Services.

E.        The parties acknowledge that the expansion of the CC&Ns may not be finalized until such time as the appropriate Arizona Department of Water Resources (“ADWR”), Arizona Department of Environmental Quality (“ADEQ”), Maricopa Association of Governments (“MAG”) and Maricopa County Environmental Services Department (“MCESD”) permits and approvals are in place. Coordinator shall cause WUGT and HUC to obtain and satisfy any and all regulatory and governmental approvals necessary for the provision of water, wastewater and reclaimed water utility services to the Land in a timely fashion in accordance with the schedules and limitations set forth in this Agreement, with such permitting and approval costs to be borne solely by Coordinator, WUGT and HUC.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        It is Coordinator’s intention in this Agreement to coordinate the provision of integrated water, wastewater, and reclaimed water plant and services, and those related services, to the Land. Coordinator shall coordinate and arrange for the expeditious processing of such CC&N extension applications by WUGT and HUC as necessary with the ACC to provide Utility Services to the Land. Under this Agreement, Coordinator shall guarantee, facilitate and arrange the provision of Utility Services to the Land through WUGT and HUC. Coordinator shall

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covenant and guarantee to Current Owner and Landowner that WUGT and HUC has and will have sufficient financial resources to provide Utility Services to the Land. Coordinator shall guarantee that HUC and WUGT will provide Utility Services to the Land.

Coordinator shall consult and coordinate with Current Owner regarding such CC&N proceedings. To the best of Coordinator’s actual knowledge, there are no laws, restrictions or other agreements which may prevent Coordinator from obtaining all the governmental authorizations described in this Agreement, including the CC&N extensions and approvals from the ACC. Coordinator does not have an agreement with any third party (other than a financing agreement with its lenders) under which Coordinator or its successors in interest is or could become obligated to (i) sell HUC or WUGT or any portion thereof to a third party, or (ii) grant, transfer, or dedicate any part of HUC’s or WUGT’s assets to a third party.

Landowner’s obligations under this Agreement relating to wastewater service are contingent on HUC obtaining a valid final order from the ACC extending HUC’s CC&N to include the Land and Coordinator’s continuing financial guarantees as set forth in this Agreement. Landowner’s obligations under this Agreement relating to water service are contingent on WUGT obtaining a valid final order from the ACC extending WUGT’s CC&N to include the Land and Coordinator’s continuing financial guarantees as set forth in this Agreement.

Under this Agreement, and irrespective of any regulatory treatment of this Agreement by the ACC, Coordinator shall at its own cost and expense, guarantee that WUGT and HUC will secure all requisite permits and other approvals and causing the timely construction of any and all water, wastewater, and reclaimed water facilities, including, without limitation, plant, production, treatment, storage, transmission, pumping, receiving and delivery facilities necessary

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to provide Utility Services to the Land, as more particularly described below (the “Off-Site Facilities”), and the timely payment of the cost thereof, including, without limitation, the cost of any and all engineering, design, construction, licensing, permitting, payment and financing. Coordinator, HUC and WUGT shall indemnify and hold harmless Current Owner and Landowner from any failure to do so, including, without limitation, any liens or additional charges on the Land. The Off-Site Facilities include those water, reclaimed water, and wastewater facilities to be financed by Coordinator and constructed by its subsidiaries in accordance with this Agreement, including any and all water, reclaimed water, and wastewater plant, production, treatment, transmission, storage, pumping, and delivery facilities constructed either off the Land, on the Land, or on Coordinator’s, WUGT’s or HUC’s properties to or from (as the case may be) the mains and pipelines described below.

With respect to water service, Coordinator shall provide the financing for and shall guarantee that WUGT will construct, design, operate, finance and pay for any and all water supply, storage, pumping, treatment and other facilities and any and all water transmission and delivery pipes, mains and lines having a diameter of greater than 12 inches on the Land or off the Land, as necessary for the provision of water utility services to the Land and WUGT shall have the right to require a Landowner desiring service therefrom to enter into an Extension Agreement (as defined below) to provide delivery lines therefrom having a diameter of 12 inches or less to the portion of the Land with respect to which the applicable Landowner desires service. With respect to wastewater service, Coordinator shall provide the financing for and shall guarantee that HUC will construct, design, operate, finance and pay for any and all necessary wastewater treatment plant and facilities, lift stations, force mains and other facilities and any and all wastewater collection and transmission pipes, mains and lines having a diameter of greater than

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12 inches on the Land or off the Land, as necessary for the provision of wastewater utility services to the Land and HUC shall have the right to require a Landowner desiring to make a connection thereto to enter into an Extension Agreement to provide lines thereto having a diameter of 12 inches or less from the portion of the Land with respect to which the applicable Landowner desires service. With respect to reclaimed water service, the obligations of Coordinator are set forth in section 8, below. Neither Current Owner nor any Landowner shall have any additional financial responsibilities for Off-Site Facilities, including additional charges or hook-up fees intended to reimburse Coordinator, HUC and/or WUGT for Off-Site Facilities costs, except as set forth in this section 1 of the Agreement. In the event the ACC requires hook-up fees, Coordinator shall, within thirty (30) days of demand, pay or reimburse to Landowner or Current Owner any such hook-up fees due or paid to WUGT or HUC.

2.        To protect the long-term investment in the Land and to ensure that the Land has access to essential utility services, Current Owner desires to engage Coordinator to provide various services, including arranging and coordinating the provision of Utility Services, and related services by WUGT and HUC with respect to the Land pursuant to the terms and conditions hereinafter set forth. Such Utility Services to the Land will be sufficient to meet and satisfy the development plans for the Land subject, with respect to water, to the constraints set forth in section 9 below. The Land may be entitled and sold in whole, in part, or in multiple phases for future development. Through Coordinator, Current Owner and Landowner have requested Utility Services from WUGT and HUC, and Coordinator has, subject to the terms of this Agreement and as otherwise legally permitted, agreed to be obligated for the financing and construction of any and all Off-Site Facilities as set forth in this Agreement necessary to provide Utility Services to the Land and to guarantee the provision of Utility Services to the Land in accordance with this Agreement.

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Landowner agrees to grant to WUGT and HUC all reasonably necessary easements for the construction and installation and subsequent operation, maintenance and repair of the Utility Services as needed for the provision of Utility Services and agreed by the parties, with such obligation to cease with respect to portions of the Land as development of same proceeds and such easement shall not interfere with the productive development of the Land. Landowner shall cause such easements to be conveyed to WUGT and HUC free of all monetary liens except for non-delinquent taxes. As agreed by the parties, and subject to the foregoing, such easements shall be of adequate size, location and configuration so as to allow WUGT and HUC ready and all weather access to all facilities for maintenance and repairs and other activities reasonably necessary to provide safe and reliable Utility Services. Each Landowner is not required to provide any easements or access to any locations outside of the portion of the Land owned by the applicable Landowner. Coordinator specifically understands and agrees that there will be several low water crossings for Off-Site Facilities on the Land. In addition, if WUGT identifies sites on the Land that WUGT deems useful for WUGT for well sites or for providing water service to the Land, Landowner, subject to the same constraints as for easements, shall cause such sites to be identified on the applicable subdivision plat and dedicated to WUGT in fee, free of all monetary liens except for non-delinquent taxes; provided that the site location is not located within an area identified in any plan approved by WUGT as an area to be used for an entrance, entry monumentation or public roadway, or for one or more buildable lots or parcels. The parties acknowledge and agree that the well siting report dated January 5, 2006 performed by Southwest Ground-water Consultants, Inc. concludes up to 34 (thirty-four) wells may be required to serve

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the Land solely on groundwater and the wells would need to be located in the lower one-third portion of the Land. Coordinator agrees to cause all Off-Site Facilities, including, without limitation, any and all well sites, wastewater and water treatment facilities and water campuses, to be buffered for both sound and visually, and landscaped in a manner reasonably acceptable to Current Owner.

3.        The parties recognize and acknowledge that this Agreement is a financing and coordinating agreement only. The fees contemplated in this Agreement represent an approximation of the carrying costs associated with interest and capitalized interest associated with the financing of infrastructure for the benefit of the owners of the Land until such time as the rates from the provision of services within the areas to be served as contemplated by this Agreement generate sufficient revenue to carry the ongoing costs of this infrastructure. Nothing in this Agreement should be construed as a payment of principal, or a contribution or advance in aid of construction to the utilities, and the payments will bear no repayment of any kind or nature in the future, unless otherwise agreed by the parties. Coordinator shall be responsible for and assume the risk of any future regulatory treatment of this Agreement by the ACC, including (without limitation) the imposition of hook-up fees or other charges related to the extension of Utility Services to the Land, and shall indemnify and hold harmless Current Owner and Landowners for, from and against the consequences of same. Without limiting the foregoing, Current Owner and Landowner shall not be liable for any additional costs in the event that the ACC treats any payments under this Agreement as contributions or advances in aid of construction, or in the event the ACC imposes hook-up fees or other charges related to the Off-Site Facilities, and Coordinator shall be responsible for payment of same.

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4.        The parties recognize, acknowledge and agree that Landowner shall convey to HUC, upon HUC’s request, by special warranty deed, as needed for the timely provision of wastewater service, but in no event before the Land has been included in HUC’s CC&N, the two (2) sites identified as Parcel 1.26 (containing approximately 47.12 gross acres) and Parcel 4.11 (containing approximately 35.81 gross acres) on the Development Master Plan for the Land approved by Maricopa County in December, 2006, copies of which Development Master Plan are available in the offices of the parties, for two (2) Water Reclamation Facilities (“WRF”), without charge and free and clear of all monetary liens and encumbrances, other than non-delinquent taxes. The parties also recognize, acknowledge and agree that Landowner shall convey to WUGT, upon WUGT’s request, by special warranty deed, as needed for the timely provision of water service, but in no event before the Land has been included in WUGT’s CC&N, one (1) five (5) acre site for one (1) water distribution center (“WDC”) (with an additional WDC to be located on Parcel 1.26 with a WRF as noted above) and one (1) twenty-five (25) acre site for a surface water treatment plant (the “SWTP”) in the vicinity of the Central Arizona Project Canal. The parties recognize, acknowledge and agree that additional sites are included in the current master plan for the development for locating water treatment and storage facilities (the “Additional Water Sites”). Such sites shall be located on sites as mutually agreed upon by the parties, and can often be located within the open space required by County planning (but the building footprint cannot be located within a flood plain), and shall be conveyed to HUC or WUGT as same may be needed to ensure timely provision of Utility Services to the Land. The parties specifically understand and agree that the deeds evidencing any and all conveyances contemplated by this Agreement shall provide that title to the property so conveyed shall revert to Landowner (and in the event reversion is applicable Coordinator guarantees that HUC and/or

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WUGT will convey same to Landowner) if the CC&N extensions are revoked by the ACC due to HUC, WUGT and/or Coordinator failing to comply with a condition imposed by the ACC. In the event HUC, WUGT and/or Coordinator fail to satisfy, or it becomes more likely than not that they will not be able to satisfy, any material conditions imposed by the ACC in granting the extension of either utility’s CC&N, other regulatory requirements, or any conditions or performance requirements set forth in this Agreement, all as determined in the reasonable discretion of Current Owner and only following not less than ninety (90) days prior written notice to Coordinator giving Coordinator an opportunity to take reasonable efforts to meet the regulatory requirements, the land so deeded for the WRFs, WDCs, SWTP and Additional Water Sites shall revert to the grantor and HUC, WUGT and/or Coordinator, as applicable, and, in accordance with the vesting requirement noted above, shall execute and deliver promptly a special warranty deed conveying such land in fee to its grantor, without charge and free and clear of all monetary liens and encumbrances, other than non-delinquent taxes, within thirty (30) days of demand. In that event, Coordinator shall refund any and all payments in excess of $500,000, if any, made under this Agreement. In these events, Coordinator shall cause the execution of any and all additional documents necessary to effectuate such reversion within ten (10) days of written request.

5.        The parties recognize, acknowledge and agree that no agriculture wells or irrigation grandfathered rights exist on the Land.

6.        At any time on or after December 31, 2008, Current Owner may in its absolute discretion issue a notice to Coordinator to commence construction (the “Start Work Notice” or “SWN”). Upon issuance of such notice, Coordinator shall commence promptly bidding for all required construction services. Coordinator shall facilitate the construction and achieve

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substantial completion of Off-Site Facilities within fifteen (15) months from the date of the SWN sufficient to provide actual Utility Services to phase 1 of the Land in accordance with the development and phasing plans for the Land. Current Owner acknowledges and agrees that nothing in this Agreement is intended to prohibit Coordinator, its successors or assigns or their respective subsidiaries or affiliates from investing in or owning companies formed for purposes of providing any one or more of the utility services contemplated in this Agreement. Neither Current Owner nor Landowner shall be obligated to enter into any agreements with Coordinator, its successors or assigns, or their respective subsidiaries or affiliates to accept any Utility Services without Current Owner’s or Landowner’s written approval of the applicable agreement, and subject to applicable regulatory approvals.

7.        Coordinator shall arrange and obtain the services listed on Exhibit D hereto for Landowner to be provided from WUGT and HUC, subject to obtaining the applicable regulatory approvals which Coordinator shall diligently pursue. Coordinator guarantees compliance by HUC and WUGT within the timeframes and service deadlines set forth in this Agreement and attached Exhibit D. Any Landowner desiring the provision of Utility Services to any portion of the Land to be platted must enter into separate Water Facilities Extension and Wastewater Facilities Extension Agreements (the “Extension Agreements”) with WUGT and HUC no later than the date on which such portion of the Land has received final plat approval from Maricopa County or the applicable approving body (“Plat Approval”). Unless otherwise agreed by the parties, the Extension Agreements shall be in the forms attached hereto as Exhibits E and F, and, if required, shall be subject to the approval of the ACC. The Extension Agreements shall not contain any charges or fees for the cost of any Off-Site Facilities or related facilities provided to or from the pipes, mains and lines described in section 1, above, including any administrative or

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oversight charges. To the extent either WUGT or HUC requests that Landowner contribute or advance monies for Off-Site Facilities to provide Utility Services to the Land, Coordinator hereby acknowledges and agrees that Coordinator shall pay for such facilities. Coordinator shall be responsible for payment of any and all such additional costs for Off-Site Facilities as requested by WUGT or HUC or as otherwise required.

8.         Coordinator shall guarantee that HUC will construct, design, engineer, finance and operate the necessary recycled water treatment plant to achieve and produce A+ Reclaimed Water as defined by applicable regulatory agencies (“Recycled Water”). Both parties acknowledge and agree that until A+ Reclaimed Water is available for the Land, groundwater from wells constructed by WUGT on the Land may be utilized for water service. Both parties further acknowledge that certain Arizona laws or the regulatory requirements of ADWR prohibit the use of groundwater for certain purposes.

    (a)         Coordinator shall guarantee that its subsidiaries will make Recycled Water to be available for purchase and use from HUC within the Land approximately equal to 90% of the amount of wastewater generated within the Land. The parties specifically understand and agree that the applicable property owners association (“HOA”) shall be obligated to use recycled water in an amount commensurate with its demand. Any excess Recycled Water not purchased by Landowner or HOA within any month belongs to HUC for reuse, recharge and/or discharge as provided in section 8(b) below. The rates charged for Recycled Water will be pursuant to the ACC approved tariffs issued to HUC. At the date of this Agreement, the current tariff for Recycled Water is labeled as Effluent Sales and amounts to $400 per acre foot or $1.23 per 1,000 gallons.

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    (b)         Coordinator believes in maximizing the use of Recycled Water (or “Reuse”) to conserve groundwater and surface water. Coordinator believes it is more prudent to maximize Reuse prior to recharge, and to discharge Recycled Water only in the event of emergencies or when the season is wet and Reuse and recharge are not options. Consequently, Coordinator shall cause HUC and/or WUGT to recharge any excess Recycled Water related to wastewater service to the Land as appropriate and as determined by HUC and/or WUGT in consultation with Current Owner. Such recharge will occur through recharge wells or through retention basins, as mutually agreed by Current Owner and Coordinator, that will replenish and offset groundwater withdrawals related to the provision of water utility service to the Land, to be sited by agreement of Current Owner and HUC as provided in section 4 of this Agreement.

    (c)         Coordinator believes its subsidiaries should incrementally progress and implement Reuse of Recycled Water in the following priorities

        (i)         Filling and refilling of reclaimed water storage retention structures for irrigation of turf and other exterior landscaping in parks, golf courses, common areas, school grounds (if acceptable to the pertinent school) and similar areas utilizing low pressure delivery system to the end user’s Recycled Water meter, which is connected to a retention water storage facility (“Recycled Water Stage 1”).

        (ii)         Irrigation of commercial and industrial landscaping and similar exterior water uses, utilizing a pressurized delivery system delivering water directly to the end user’s Recycled Water meter (“Recycled Water Stage 2”).

        (iii)         Irrigation of residential landscaping and similar exterior water uses, utilizing a pressurized delivery system delivering water directly to the end user’s Recycled Water meter (“Recycled Water Stage 3”).

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        (iv)         Dual plumbing commercial and industrial buildings to utilize Recycled Water under a pressurized delivery system for flushing toilets and urinals (“Recycled Water Stage 4”). This Agreement does not include Recycled Water Stage 4.

        (v)         Installation of hose bibs for commercial, industrial and residential exterior use, utilizing a pressurized delivery system delivering water directly to the end user’s Recycled Water meter (“Recycled Water Stage 5”). This Agreement does not include Recycled Water Stage 5.

        (vi)         Dual plumbing residential homes to utilize Recycled Water for flushing toilets, utilizing a pressurized delivery system delivering water directly to the end user’s Recycled Water meter (“Recycled Water Stage 6”). This Agreement does not include Recycled Water Stage 6.

    (d)         The parties acknowledge and agree that the Land will utilize Recycled Water as described above as Recycled Water Stages 1 and 2 in such order of priority and to the maximum extent practicable. Recycled Water Stage 3 is governed by section 8(g) below. WUGT and HUC are responsible, and Coordinator shall guarantee the quality and safety of all Recycled Water services provided, including delivery of Recycled Water to all end-users, and shall make all reasonable efforts to ensure that sufficient Recycled Water is available in quantities sufficient to satisfy the demand for Recycled Water in such order of priority.

    (e)         For Recycled Water Stage 1, Coordinator shall guarantee that HUC will construct, design, operate, finance and pay for any and all necessary facilities for the storage and treatment of Recycled Water and any and all Recycled Water transmission and delivery pipes, mains and lines on the Land or off the Land necessary for delivery of Recycled Water to the end

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user’s reclaimed water retention structures. The Landowner or HOA shall be responsible for all Recycled Water transmission and delivery pipes, mains, lines and pump stations, necessary for distribution of the Recycled Water from such reclaimed water retention structures to turf and landscaped areas and other exterior uses on the Land as determined by Landowner or HOA.

    (f)         For Recycled Water Stage 2, Coordinator shall guarantee that HUC will construct, design, operate, finance and pay for any and all necessary facilities for the storage and treatment of Recycled Water and a pressurized Recycled Water transmission and delivery system on the Land or off the Land, as necessary for delivery of Recycled Water to each commercial and industrial lot (“Off-site Recycled Water Infrastructure”). Landowner or HOA is responsible for the purchase of Recycled Water meters and any distribution system and related infrastructure on the commercial or industrial lot connecting each meter to the Off-site Recycled Water Infrastructure at the lot line. Once a meter is installed, Coordinator shall guarantee that HUC will be responsible for having adequate quantities of water available in a pressurized line to the meter and the end user shall be charged for the use of such water flowing through the meter at the Recycled Water (Effluent Sales) tariff rate even if part or all of such water is not Recycled Water.

    (g)         For Recycled Water Stage 3, Coordinator shall guarantee that HUC will construct, design, operate, finance and pay for any and all necessary facilities for the storage and treatment of Recycled Water and a pressurized Recycled Water transmission and delivery system on the Land or off the Land as necessary for delivery of Recycled Water to the boundary of each residential subdivision within the Land. The developer of each residential subdivision within the Land shall construct pressurized delivery lines within the subdivision to the lot line of each residential lot and a lateral to the place on the lot where a Recycled Water meter could be located

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(with such lines and laterals being the “On-site Subdivision Recycled Water Improvements”). The cost of the On-site Subdivision Recycled Water Improvements shall be paid by Coordinator or Coordinator shall guarantee that HUC will pay for such improvements for each subdivision in Villages 1, 2 and 3 in the Land as shown on the attached Exhibit L, and the cost of the On-site Subdivision Recycled Water Improvements with respect to each subdivision in the other Villages in the Land shall be paid by the developer thereof but only to the extent such cost does not exceed $1,000 per lot, with any cost in excess of said $1,000 per lot to be paid by Coordinator or Coordinator shall guarantee that HUC will pay for such improvements. No lot owner (or other person) shall be required to purchase a Recycled Water meter or to use Recycled Water on the lot. Once a recycled water meter is installed, Coordinator shall guarantee that HUC will have adequate quantities of water available in a pressurized line to the meter and the end user shall be charged for the use of such water flowing through the meter at the Recycled Water (Effluent Sales) tariff rate even if part or all of such water is not Recycled Water. Any cost borne other than by Coordinator and HUC shall be treated as part of the wastewater Extension Agreement, and shall be considered as an advance in aid of construction in accordance with the terms thereof.

    (h)         Subject to the availability of sufficient Recycled Water to satisfy existing and projected demand for Recycled Water under Recycled Water Stages 1, 2 and 3, HUC may elect to provide Recycled Water service to any Landowner’s project (including any HOA) consistent with Recycled Water Stages 4, 5 and 6. In such event, Coordinator shall guarantee that HUC will enter into agreements with the Landowner (including the HOA) that governs the provision of Recycled Water services to individual property owners, as may be necessary or

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appropriate. No Landowner or HOA, however, shall be obligated to accept such service or be required to enter into any such agreement.

    (i)         Notwithstanding anything in this Agreement to the contrary, Coordinator guarantees that WUGT and HUC will provide safe and reliable water and Recycled Water service on demand and tender of rates, in accordance with the requirements of the ACC and the then-current tariffs of WUGT and HUC approved by the ACC. In the event sufficient quantities of Recycled Water are not available to satisfy a particular customer’s water use requirements, and consistent with Arizona law, Coordinator will guarantee that WUGT and HUC will ensure that water is available.

9.         Assured Water Supply.

    (a)         WUGT is currently in the process of completing an application to obtain an assured water supply designation (“Designation”) from ADWR to serve WUGT’s service area. To demonstrate physical and continuous availability of water for the Designation, Current Owner agrees that WUGT may pledge the groundwater determined to be physically available under Current Owner’s Analysis of Assured Water Supply, ADWR No. 28-400903.0000 dated October 3, 2003 in the amount of 20,000 acre feet (the “Issued Analysis”) and any groundwater determined to be physically available under Current Owner’s supplemental application for Analysis for an Assured Water Supply not yet issued by ADWR (the “Supplemental Analysis”), together with all Recycled Water generated from the use of water on the Land, on the terms and conditions stated in this section 9. WUGT’s pledge of the groundwater determined to be available under the Issued Analysis and the Supplemental Analysis shall be effective only upon the issuance of the Designation. Current Owner acknowledges that WUGT may enroll in the

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Central Arizona Groundwater Replenishment District (“CAGRD”) as a member service area in order to obtain the Designation.

    (b)         Coordinator acknowledges that Current Owner and/or Landowner intends to seek one or more certificates of assured water supply (“Certificates”) concurrent with or prior to WUGT’s Designation application. Coordinator and WUGT specifically acknowledge and agree that Current Owner and/or any Landowner may (i) pursue Certificates and (ii) rely on the Issued Analysis and Supplemental Analysis as support for the Certificate application(s), until such time as WUGT has obtained a Designation. Current Owner and any Landowner agree that they shall not file such application for a Certificate until August 1, 2008 and shall not accept issuance of a Certificate prior to March 31, 2009. During this period, Current Owner shall pursue final issuance of the Supplemental Analysis and shall endeavor to obtain the maximum determination of physically available water under the Supplemental Analysis reasonably available under the constraints of the Lower Hassayampa Sub-Basin Hydrologic Study and ADWR’s acceptance thereof. Current Owner may, at Current Owner’s discretion, appeal any final decision issued by ADWR regarding the Supplemental Analysis, but shall have no obligation to do so.

    (c)         Upon notification from ADWR to WUGT and Current Owner that ADWR is prepared to issue an acceptable order of designation to WUGT, all Landowner applicants shall execute and deliver to WUGT, on forms prepared by WUGT and acceptable to ADWR, written withdrawal of all of their pending applications for Certificates, and Current Owner shall execute and deliver to WUGT, on forms prepared by WUGT and acceptable to ADWR, written pledge or transfer of that amount of groundwater determined to be physically available under the Issued Analysis or Supplemental Analysis, up to an amount equal to (i) the 10-year build-out demand of

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the Land as determined by Current Owner, less (ii) any Recycled Water, generated or to be generated from the use of water at the Land, that may have been pledged by WUGT to the Designation in the application and tentatively approved by ADWR. Each withdrawal, pledge and transfer by Landowner or Current Owner shall be conditioned upon the issuance of the order of designation to WUGT. Coordinator guarantees that WUGT shall coordinate with Current Owner and/or Landowner and ADWR to implement the transition from the analyses and pending certificate applications to the Designation. An order of designation will be considered acceptable if: (A) all of the Land is encompassed by the order; (B) all of the land that is within the CC&N of WUGT, following any expansion of the CC&N pursuant to that application for expansion pending before the ACC on this date, is encompassed by the order; and (C) in the order, ADWR determines that WUGT has proven sufficient supplies of water are available to satisfy the current, committed and projected water demands within the CC&N of WUGT for the ten-year period following the issuance of the order. Current Owner may, at any time subsequent to the issuance of the Designation, pledge to WUGT any additional physical supplies of water proven to be available under the Issued Analysis or Supplemental Analysis.

    (d)(i)         If the Designation is approved (WUGT becomes a “Designated Provider”), WUGT will have a Designated Provider water portfolio from which it may issue Notices of Intent to Serve subdivisions within its CC&N, or upon which subdivisions within its CC&N may rely for final plat approval. The parties acknowledge that some water within that portfolio may be reserved to the following developments, similar to the reservation of water under this Agreement: Hassayampa Ranch, Balterra, Sierra Negra Ranch and Desert Whisper. The parties further acknowledge that some additional water supplies, pledged in the future to the water portfolio, may be reserved to

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those developments that independently prove the water supplies to be physically available, similar to the reservation of water under this Agreement. Notwithstanding such reservation, Coordinator guarantees that WUGT shall provide an assured water supply for all subdivision plats within the Land in an amount not less than (a) the volume of groundwater determined to be physically available under the Issued Analysis or Supplemental Analysis and pledged to WUGT pursuant to this section 9, plus (b) 90% of all wastewater generated from the use of water on the Land, less (c) the estimated water demand under any Certificates of Assured Water Supply obtained by Current Owner or Landowner prior to WUGT becoming a Designated Provider (collectively, the “Assured Water Supply Volume”), plus (d) any additional volume of water that may be available for assured water supply purposes pursuant to section 9(e). Coordinator guarantees that WUGT will periodically pledge Recycled Water, generated from the use of water at the Land, to the Designation.

    (ii)         For purposes of this Agreement, the initial quantification of the volume of water necessary to demonstrate an assured water supply for each new subdivision plat on the Land shall be determined by ADWR (each, an “ADWR Estimated Demand”), and when the cumulative ADWR Estimated Demands equals the Assured Water Supply Volume (as adjusted herein), except as provided in section 9(e), WUGT’s obligation to provide an assured water supply to the Land shall terminate. The parties acknowledge that ADWR may reduce the ADWR Estimated Demand for subdivisions at the Land approved under the Designation and/or the estimated water demand under Certificates of Assured Water Supply obtained by Current Owner or Landowner prior to WUGT becoming a Designated Provider, based on actual water usage at the Land or

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within the CC&N or for other reasons. Coordinator guarantees that WUGT will periodically increase the balance of the Assured Water Supply Volume to reflect such reductions made by ADWR in the ADWR Estimated Demand for such subdivisions. Notwithstanding the foregoing, Current Owner and Landowner agree that, commencing as of January 1, 2018, the Assured Water Supply Volume shall not exceed the greater of (a) the calculation of the Assured Water Supply Volume made under section 9(d)(i)(a) – (c), or (b) the entire estimated water demand of the Land at build out, as reasonably determined in good faith periodically by the parties, utilizing actual water demand information from development at the Land and future water demand calculations accepted by ADWR and utilizing Current Owner’s plans for development of the balance of the Land.

    (iii)         Within a reasonable period of time before the Designation (or any successor or renewed Designation) is to expire or in the event the Designation (or any successor or renewed Designation) is revoked, Coordinator guarantees that WUGT will use good faith efforts to renew or reinstate the Designation (or any successor or renewed Designation) (with Landowner to pledge, to the extent available, such additional volumes of water from the Initial Analysis and the Supplemental Analysis as is consistent with the demand assumed for the undeveloped portion of the Land for the period of the renewal or reinstatement, less any Recycled Water, generated or to be generated from the use of water at the Land, either that may have been previously pledged by WUGT to the Designation and approved by ADWR or that may have been pledged by WUGT to the Designation in the application and tentatively approved by ADWR and, in either case, the Recycled Water has not previously been committed to subdivisions at the Land). During

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such time as a Designation does not exist, Coordinator shall guarantee that WUGT will use good faith efforts to restore to the Initial Analysis and the Supplemental Analysis the amount of groundwater that had been pledged in securing the Designation in excess of the difference between (a) the ADWR Estimated Demand for that portion of the Land that has been developed, less (b) any Recycled Water, generated or to be generated from the use of water at the Land, that may have been pledged by WUGT to the Designation and approved by ADWR.

    (e)         Notwithstanding section 9(d)(i) or (ii), to the extent that WUGT has a balance of available water within its Designated Provider water portfolio, either by acquisition of new water supplies or by conservation or substitution of water within its Designated Provider water portfolio or for whatever reason, and, to the extent such water is not committed to a subdivision by the recording of a plat and is not reserved for the developments referenced in the second or third sentences of section 9(d)(i), Coordinator shall cause WUGT to make same available to its customers for assured water supply purposes, including Current Owner and any Landowner that is ready to record a final plat for a subdivision within the CC&N, on a first come, first served basis. Coordinator agrees to notify Current Owner and any Landowner of Coordinator’s intention to issue a Notice of Intent to Serve any other lands within the CC&N with such additional water five (5) business days before issuing such Notice of Intent, but such notice shall not constitute any right of first refusal.

    (f)         Coordinator guarantees that WUGT will reasonably cooperate in the Certificate application process with Current Owner and/or Landowner. To demonstrate consistency with the management goal, Current Owner or Landowner may be required to enroll the subdivisions as member lands within CAGRD as part of the Certificate application process.

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    (g)         The applicable Landowner is responsible for the payment of the following fees due to CAGRD: (i) enrollment fees associated with a Certificate where the subdivision is enrolled as members lands in the CAGRD, and (ii) all activation fees charged by CAGRD prior to obtaining an approved public report from Arizona Department of Real Estate (such activation fees being due whether the subdivision is enrolled as member lands in the CAGRD or is within the member service area of WUGT). Coordinator guarantees that WUGT shall be responsible for any enrollment fee required for WUGT to obtain a Member Service Area Agreement from CAGRD and any fees associated with the application for Designation, other than costs for Current Owner’s Issued Analysis, Supplemental Analysis or participation in the Hassayampa Sub-Basin Hydrologic Study and Computer Model. In no event shall Coordinator or WUGT be responsible for any activation fee, or any enrollment fee for member lands.

    (h)         Water rights must be provided by the applicable Landowner to provide the quantity of water necessary to meet the needs of construction water and the following non-residential uses (unless supplied by Recycled Water): Turf-related facilities (as defined by ADWR in its applicable Management Plan), bodies of water (as defined by A.R.S. § 45-131), and golf course uses (the “Alternative Water Rights”). Such Alternative Water Rights may include Type 2 rights, long-term or annual storage credits and/or surface water rights and must be available until the Land is generating sufficient Recycled Water for those purposes. Upon request by Current Owner or Landowner, Coordinator shall cause WUGT to withdraw and serve water to Current Owner and/or Landowner pursuant to such Alternative Water Rights. Such service shall be at the standard WUGT tariff rates, except for construction water, the provision of which shall be negotiated by parties. Alternatively, Current Owner and/or Landowner, at their option, may withdraw and use water pursuant to such Alternative Water Rights to the full extent

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allowed by law, by use of their own water production and delivery infrastructure, and at their sole cost and expense.

10.         In the event HUC, WUGT and/or Coordinator fail to satisfy and/or meet any and/or all material CC&N conditions or other regulatory requirements for phase 1 of the development plan on or before December 31, 2008, any land conveyed to HUC, WUGT and/or Coordinator shall revert to the Landowner that conveyed the same or its assignee as applicable and in accordance with the reversionary conditions described in section 4, and HUC, WUGT and/or Coordinator (as the case may be) shall convey promptly such site or land free of any liens or encumbrances (other than as existed at the time of conveyance to Coordinator or a related entity) within thirty (30) days of request by Landowner. Coordinator shall execute any and all documents necessary to effectuate such reversion. At any time in the future, if any land conveyed pursuant to this Agreement is not needed to provide Utility Services, Coordinator, WUGT and/or HUC will notify the Landowner that originally conveyed the land or its assignee and, if requested, reconvey the land free of any liens or encumbrances (other than as existed at the time of conveyance to Coordinator, WUGT or HUC, as applicable).

11.         Coordinator represents and warrants: (1) that Coordinator has full power to carry out and perform the transactions and obligations as contemplated under this Agreement; (2) that Coordinator is not a party to any bankruptcy or similar proceeding, nor to the best of Coordinator’s knowledge are there any other matters pending which would adversely affect Coordinator’s, HUC’s and/or WUGT’s ability to perform the services set forth in this Agreement; and (3) that Coordinator has the financial capacity and experience to oversee and cause performance of any and all obligations as contemplated under this Agreement and Coordinator guarantees that Coordinator’s subsidiaries, HUC and WUGT, will have sufficient

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financial resources to provide the Utility Services described in this Agreement and as contemplated hereunder.

12.         Payment Obligations. The applicable Landowner shall pay Coordinator, as an acquisition, interest and financing fee and as full and final compensation to Coordinator in consideration for the services and performance of the covenants and agreements by Coordinator contained in this Agreement, the sum of $5,000.00 per equivalent dwelling unit (“EDU”) for that portion of the Land (the “Developer Payment”) with respect to which Utility Services are desired, with any portion of this sum unpaid at the time (the “Final Plat Payment Time”) of the earlier of (a) the sale of the applicable portion of the Land affected to a homebuilder after final plat approval but before final plat recordation or (b) final plat recordation for the portion of the Land affected (or if not platted, the commencement of vertical development of the portion of the Land affected) to be adjusted upward based on a CPI factor based on increases in the Consumer Price Index – United States City Average – for All Urban Consumers All Items published by the United States Department of Labor, Bureau of Labor Statistics 1982-1984=100 (“Index”), with the Index for the month the Land is included in the CC&N being treated as the base Index, plus two percent (2%) (“CPI Factor”). Adjustment for the CPI Factor shall not apply with respect to the $500,000.00, $5,500,000 and $2,500,000 payments referred to in section 12(b) below as long as the SWN is given no later than January 31, 2009. If the Index is discontinued or revised during the term of this Agreement, such other government index or computation with which it is replaced shall be utilized, and modified as necessary, to obtain substantially the same result as would be obtained if the Index had not been so discontinued or revised. For example, if the Developer Payment was due in February 2011 and the most current available Index at the time of payment was 187.3 and the Index for January 2009 was 182.5, the balance of the Developer

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Payment per EDU would be calculated as follows: $4,150 ($5,000 less the $50, $250 and $550 per EDU if previously paid) x 187.3/182.5 x 1.02 = $4,344.33. The number of EDUs for purposes of the foregoing computation shall be calculated as follows: (i) each single family residential dwelling included in the plat approval shall constitute 1.0 EDU, (ii) each multi-family residential dwelling shall constitute 0.65 EDU, and (iii) each acre of commercial or industrial property included in the Plat approval shall constitute 4.8 EDUs (excluding property not used for retail, office or industrial purposes such as parks, golf courses and the like). The CPI Factor is only applicable to that particular unpaid portion of the $5,000 per EDU base fee. Further, the parties understand and agree that a complaint has been filed against Coordinator with the ACC under Docket Nos. W-01445A-06-0200, SW-20445A-06-0200, W-20446A-06-0200, W-03567A-06-2000 and SW-03575A-06-0200 alleging that certain Infrastructure, Coordination and Finance Agreements executed by Coordinator are invalid by Arizona law. In the event that the ACC determines that Coordinator’s Infrastructure, Coordination and Finance Agreements are invalid or against the law, the Parties hereby agree to amend this Agreement to conform to any such decision issued by the ACC and in doing so the parties understand and agree that such revisions shall not materially alter the financial or other obligations of Current Owner and/or Landowner under this Agreement. Coordinator shall assume the risk of any adverse regulatory treatment of this Agreement by the ACC, and shall be responsible for any additional financial obligations resulting from actions by the ACC. The Patties expressly understand and agree that the Developer Payment obligations under this section are the only payments Coordinator, WUGT and HUC will receive from Current Owner and/or any Landowner for Off-Site Facilities necessary to provide Utility Service to the Land.

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    (a)         Contemporaneously with the execution of this Agreement, the Agreement may be recorded with the Maricopa County Recorder. Coordinator specifically acknowledges and agrees that this Agreement shall be released automatically against any and all portions of the Land for which the Developer Payment has been made in full by the respective Landowner under this Agreement. Upon satisfaction of such payment obligations, Coordinator acknowledges that this provision shall operate as a full and valid release of this Agreement as recorded against such parcels of Land without the need for any further documentation. Upon request by Landowner, however, Coordinator shall execute and provide a separate release agreement in a form acceptable to Landowner.

    (b)         An initial fee of $500,000 is due for master planning and permitting for the Land. This is based on $50 per EDU for the first 10,000 residential EDUs of the Land and shall be applied on a unit by unit basis against the base year $5,000 per EDU due with respect to the first 10,000 residential EDUs of the Land. Current Owner prepaid $75,000 prior to the MAG 208 filing. Upon execution of this Agreement, Current Owner or a third party will pay the balance due of $425,000.

    (c)         Upon issuance of the SWN to Coordinator, a description of which is set forth at Exhibit C attached hereto, an additional $5,500,000 is due. This is based on $550.00 per EDU for the first 10,000 residential EDUs of the Land and shall be applied on a unit by unit basis against the base year $5,000 per EDU due with respect to the first 10,000 residential EDUs of the Land. Coordinator specifically agrees that any and all regulatory, governmental or other approvals will be obtained in sufficient time to allow for issuance of a SWN on or before December 31, 2008. Coordinator further agrees to cause HUC and WUGT to provide actual Utility Services to phase 1, as generally depicted on Exhibit M attached hereto, of the Land on or

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before March 31, 2010, in accordance with the development plans for the Land. The SWN shall be issued at Current Owner’s sole discretion at any time on or after December 31, 2008. Coordinator represents and guarantees that WUGT and HUC have and shall continue to have sufficient financial resources to achieve substantial completion of the WTP and WRF, including any and all water, reclaimed water, and wastewater treatment plant, delivery facilities and lines necessary for Utility Services to the Land within fifteen (15) months of the issuance of the SWN.

    (d)         In addition, $250 per EDU is payable for the first 10,000 single family residential EDUs, with such payment to be made within five (5) business days after the first final plat is approved for any portion of the Land and credited and offset against the balance of the $5,000 per EDU payment due for such lots on a lot-by-lot basis. At the Final Plat Payment Time for the first 10,000 residential EDUs, the balance of the $5,000 per EDU (plus the adjustment taking into account the CPI Factor) will be due for the number of single family residential EDUs indicated on the final plat for the portion of the Land. After the first 10,000 single family residential EDUs, the Developer Payment shall be made at the Final Plat Payment Time with respect to the relevant portion of the Land designated for single family residential homes and at the time of the commencement of vertical development for multi-family dwellings and all other relevant commercial or industrial buildings on the portion of the Land.

    (e)         Coordinator understands that Current Owner intends to sell the Land to other parties who will be the ultimate builders/developers of the Land or whose successors will be the ultimate builders/developer of the Land. Coordinator understands that the balance of the Developer Payment with respect to each lot shall not be due until the lot receives final plat approval.

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    (f)         For commercial and industrial property excluding golf courses (exclusive of club houses), the $5,000 per EDU plus the CPI Factor base year price at 4.8 EDUs per acre is due upon the commencement of vertical development for each commercial or industrial building and associated land for such building(s).

-	An example of how this would calculate for a commercial or industrial building that includes 30 acres of land would be as follows:

¡

$5,000 as adjusted taking into account the CPI Factor x 30 acres x 4.8 EDUs/acre or $720,000 is due and payable upon the commencement of vertical development for each commercial or industrial building and associated land for such building(s).

    (g)         Guaranteed Minimum Payment. The guaranteed minimum payment from the Landowner of Developer Payments per year shall be due no later than commencing twelve (12) months from when the WRF has reached substantial completion and becomes operational (“WRFSC&O”), and remains payable annually until 2,050 EDUs have received final plat approval and the unpaid portion of the Developer Payments with respect to those 2,050 EDUs have been paid in full to Coordinator. The guaranteed minimum payment of the unpaid portion of Developer Payments for the first 2,050 EDUs shall be payable in accordance with the following schedule:

Number of EDUs	Cumulative Number of EDUs	Unpaid Portion of Developer Payment Due No Later Than
250	250	12 months after WRFSC&O
350	600	24 months after WRFSC&O
450	1,050	36 months after WRFSC&O
500	1,550	48 months after WRFSC&O
500	2,050	60 months after WRFSC&O

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There shall be no guaranteed minimum payment due with respect to EDUs after the first 2,050 EDUs. If any such payment is late or delinquent, Coordinator shall be entitled to interest at the rate of 12% per annum accruing from the date such payment was due, and outstanding payments must be satisfied in full prior to the next phase of platting for the Land.

Coordinator acknowledges that the current Landowner intends to sell the land to other builders and developers who will make and assume the obligations for the Developer Payment. To the extent Coordinator receives payments from such builders or developers for amounts already paid to Coordinator by Current Owner, Coordinator shall refund such amounts to Current Owner. Finally, the guaranteed minimum payment shall be applied on a cumulative basis so that, to the extent payments in any year exceed the minimum payment for the year, such payments shall be credited against the guaranteed minimum payment obligation in the next year.

13.        Security. Security for the guaranteed minimum payment described in section 12(g) above shall be provided, at the time of the issuance of the SWN to Coordinator, in the form of (a) a letter of credit (the “Letter of Credit”) in form and substance reasonably acceptable to Coordinator in the amount of $2,075,000 and (b) a title insurable, first position (exclusive of non-delinquent taxes) deed of trust (with said deed of trust or any substitute therefor as described below being referred to as the “Deed of Trust”) in form and substance identical to Exhibit J attached hereto, encumbering six hundred forty (640) acres of the Land described on Exhibit K attached hereto, provided, however, as property subject to the Deed of Trust is conveyed by Current Owner to another Landowner, Coordinator shall cause the then current Deed of Trust to be released of record upon the recordation in substitution therefor of a Deed of Trust in first position (exclusive of non-delinquent taxes) encumbering the same number of acres, which property shall be adjacent to a portion or portions of the Land no longer owned by Current

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Owner. The number of acres encumbered by the Deed of Trust shall be reduced (through releases from the Deed of Trust of portions of the Land) on a pro rata basis as the guaranteed minimum payment set forth in section 12(g) above is paid; for example, when the guaranteed minimum payment has been made with respect to the first 820 EDUs, 256 acres shall be or have been released from the Deed of Trust so that the Deed of Trust encumbers only 384 acres. In addition, the Letter of Credit shall be reduced, on a pro rata basis (at the rate of 1/500th for each EDU with respect to which the guaranteed minimum payment per EDU is made after the guaranteed minimum payment is made for the first 1,550 EDUs), to the extent the guaranteed minimum payment has been made for more than the first 1,550 EDUs. For example, once the guaranteed minimum payment is made with respect to 1,750 EDUs (i.e., 200 EDUs after the guaranteed minimum payment is made with respect to the 1,550th EDU), the amount of the Letter of Credit shall be reduced by $830,000 to $1,245,000. The Deed of Trust shall be fully released and the Letter of Credit shall be returned for cancellation at such time as the guaranteed minimum payment has been made with respect to 2,050 EDUs.

14.        HUC and WUGT, from time to time may, at its own discretion, decide to oversize certain water distribution mains and wastewater collection mains to service properties or planned developments not currently contemplated within the scope of this Land. Any and all cost of oversizing these lines will be at the sole cost of HUC and/or WUGT, including any and all engineering or other costs incurred as a result of such oversizing.

15.        No Partnership. Coordinator is acting as an independent contractor pursuant to this Agreement. Nothing in this Agreement shall be interpreted or construed (i) to create an association, agency relationship, joint venture, or partnership among the parties or to impose any partnership obligation or liability upon any party, or (ii) to prohibit or limit, subject to section 23

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below, the ability of Coordinator to enter into similar or identical agreements with other developers, even if the activities of such developers may be deemed to be in competition with the activities of Current Owner.

16.        Binding Arbitration. Any controversy, dispute or claim (a “Claim”) arising out of or relating in any way to this Agreement or any other agreement or instrument delivered in connection with this Agreement, or the transactions arising hereunder or thereunder that cannot be resolved by negotiation (other than actions for specific performance or any other equitable remedy) or that are not subject to the jurisdiction of the ACC or another administrative agency shall be settled exclusively by a binding arbitration (“Arbitration”), conducted, except as is otherwise provided below, by a single arbitrator (the “Arbitrator”) chosen as described below. The location of the Arbitration shall be Phoenix, Arizona. The arbitration shall be expedited and shall be conducted in accordance with the following:

    (a)        Initiation of Arbitration. The Arbitration shall be initiated by either party filing with the American Arbitration Association (“AAA”), with a copy to the other party, of an Arbitration Demand. Such demand shall be sent by hand-delivery or certified mail, return receipt requested. The Arbitration Demand must contain a list of the Claims upon which arbitration is requested, as well as a statement of the claimant’s basis for bringing the Claims.

    (b)        Governing Procedures. The arbitration shall be conducted in accordance with A.R.S. § 12-1501, et seq., the procedures set forth in this section 16 and the Commercial Arbitration Rules of the AAA.

    (c)        Appointment of Arbitrator. The arbitration shall proceed before a single Arbitrator chosen in accordance with the then applicable provisions of the AAA’s rules.

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    (d)        Qualifications of Arbitrator. The Arbitrator shall be a neutral and impartial Arizona attorney, and knowledgeable in the areas of public utility service and/or real estate development.

    (e)        Compensation. Subject to section 16(g), below, each Party shall pay to the AAA the appropriate fees pertaining to the claim(s) asserted by the Party, and the Parties shall split equally any and all other costs of arbitration, including the Arbitrator’s fee.

    (f)        Preliminary Hearing. Within fifteen (15) days after the Arbitrator has been appointed, a preliminary hearing among the Arbitrator and counsel for the Parties shall be held for the purpose of developing a plan for the management of the arbitration, which shall then be memorialized in an appropriate order issued by the Arbitrator. The matters which may be addressed include the following: (i) definition of issues; (ii) scope, timing and types of discovery, if any; (iii) schedule and place(s) of hearings; (iv) setting of other timetables; (v) submission of motions and briefs; (vi) whether and to what extent discovery is appropriate; (vii) whether and to what extent expert testimony will be required, whether the Arbitrator should engage one or more neutral experts, and whether, if this is done, engagement of experts by the Parties can be obviated or minimized; (viii) whether and to what extent the direct testimony of witnesses will be received by affidavit or written witness statement; and (ix) any other matters which may promote the efficient, expeditious, and cost-effective conduct of the proceeding. Any procedures outlined in the preliminary hearing shall require the arbitration hearing to be conducted within 90 days of the preliminary hearing date.

    (g)        Final Award. The Arbitrator shall promptly (but, in no event later than twenty (20) days following the conclusion of the proceedings or such longer period as the Parties mutually agree) determine the claims of the Parties and render a final award in writing. The

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Arbitrator may award the prevailing party in the proceeding all or a part of such party’s reasonable attorneys’ fees and expert witness fees, taking into account the final result of arbitration and other relevant factors under Arizona law. The Arbitrator shall not award any punitive damages. The Arbitrator shall assess the costs of the proceedings (including, without limitation, AAA filing fees and the fees of the Arbitrator) against the non-prevailing party. The Arbitrator’s final award shall be binding and enforceable against the Parties.

17.        Insurance. Coordinator shall include Current Owner and each Landowner (other than residential homeowners) as an “additional insured” in all forms of liability insurance obtained or maintained by Coordinator and its subsidiaries, including WUGT and HUC, and their contractors, applicable to the construction, operation, installation and maintenance of water, wastewater and reclaimed water infrastructure financed by this Agreement or placed within the Land, WTP site, WDC sites, SWTP site, WRF sites or well sites included in this Agreement. Coordinator shall defend, indemnify and hold harmless Current Owner, all Landowners and any and all of Current Owner’s and Landowners’ affiliates, subsidiaries, successors, and/or related entities, for, from and against any and all liabilities, claims, damages, losses, costs, expenses (including, but not limited to, attorneys’ fees), injuries, causes of action, or judgments for bodily injury or death or damage to property to the extent occasioned, contributed to or caused by Coordinator, HUC and/or WUGT, and/or their agents, employees, consultants, engineers, or contractors and which arise out of or are related to the performance of this Agreement by Coordinator, directly and/or through HUC and/or WUGT, or their authorized agents, employees, consultants, engineers and/or contractors except for those arising from the negligence or willful misconduct of Current Owner, its agents, employees, consultants, engineers, and/or contractors. Coordinator’s duty to indemnify and defend as set forth above shall extend to all construction,

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operation and utility delivery activities undertaken by Coordinator, WUGT and HUC, and their contractors, subcontractors, agents, and employees in the performance of or related to this Agreement. This Indemnity Clause extends to and includes all claims, just or unjust, based on a tort, strict liability, contract, lien, statute, stop notice, rule, safety regulation, ordinance or other affiliated relief or liability, and whether the injury complained of arises from any death, personal injury, sickness, disease or property damage. (including loss of use), economic loss, patent infringement, copyright infringement, or otherwise, even if such claim may have been caused in part by Current Owner and/or Landowner as set forth above. This indemnity clause shall apply solely to the extent that such claim, demand, liability and/or expense is attributable to the actions or inaction of Coordinator, WUGT and HUC, and/or their contractors, subcontractors, consultants, engineers, agents and/or employees.

Coordinator shall require HUC’s and/or WUGT’s contractors and/or subcontractors to carry and maintain, at Coordinator’s sole cost and expense, during the duration of construction of the water, reclaimed water and wastewater facilities plus an additional two years, no less than the following coverage and limits of insurance:

(i)        Worker’s Compensation and Employer’s Liability: (a) Worker’s Compensation coverage as required by law; and (b) Employer’s Liability with limits of at least $1,000,000 per occurrence.

(ii)        Business Automobile Liability for Bodily Injury and Property Damage: $1,000,000 per occurrence, including coverage for all owned, non-owned and hired vehicles.

(iii)        Commercial General Liability for Bodily Injury and Property Damage: $3,000,000 general aggregate, $1,000,000 per occurrence. Unless otherwise

35

agreed by the parties, the general liability policy shall include a broad form comprehensive liability endorsement that includes coverage for liability assumed under any oral or written contract relating to this Agreement, and also including: (a) broad form property damage liability coverage; and (b) premises-operations coverage; and (c) independent contractor coverage (for liability may incur as a result of the operations, acts or omissions of Coordinator’s contractors, subcontractors, suppliers, and/or their agents or employees). The commercial general liability insurance required pursuant to this Agreement shall (a) name Current Owner, Landowner(s) and/or any other Current Owner entities designated by Current Owner as an additional insured; (b) apply severally to the parties; (c) cover Current Owner, Landowner(s) and affiliated entities as insureds in the same manner as if separate policies have been issued to each of them; (d) include a waiver of any and all subrogation rights against Current Owner and affiliated entities; and (e) be primary insurance with any other valid and collectible insurance available to the aforesaid additional insureds constituting excess insurance.

(iv)        Professional Liability & Wrongful Acts, of not less than $1,000,000 per occurrence from Coordinator’s, HUC’s and WUGT’s Project engineer.

(v)        Other Insurance. An umbrella or other policy as determined appropriate by Coordinator in its reasonable discretion. The above coverage amounts may be achieved through the use of one or more umbrella policies. At the time of this Agreement, Coordinator holds an umbrella liability insurance policy of $50,000,000. Coordinator shall maintain such policy or an equivalent policy until such time as Coordinator and or its subsidiaries have completed their obligations hereunder.

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The policies required pursuant to this Agreement shall not be revised, canceled or reduced until a replacement policy is in effect that provides the coverages required in this Agreement unless mutually agreed with Current Owner. The policies required pursuant to this Agreement shall be issued by an insurance company that is authorized to transact business in the State of Arizona and that has a current rating of A-VII or better in Best’s Insurance Report. Coordinator will provide Current Owner with confirmation of the above insurance upon Current Owner’s request of such.

18.         Default.

    (a)         Current Owner (or a Landowner) shall be deemed to be in material default under this Agreement upon the expiration of thirty (30) days, as to monetary defaults, and sixty (60) days, as to non-monetary defaults, following receipt of written notice from Coordinator specifying the particulars in which a default is claimed unless, prior to expiration of the applicable grace period (thirty (30) days or sixty (60) days, as the case may be), such default has been cured.

    (b)         Coordinator shall be deemed to be in material default under this Agreement upon the expiration of sixty (60) days following receipt of written notice of the failure to fulfill any of its obligations under this Agreement unless, prior to the expiration of such sixty (60) day period, such failure has been cured.

    (c)         In the event either party to this Agreement is in material default under this Agreement, the non-defaulting party or Landowner(s) shall be entitled to any remedy permitted by law or equity including, without limitation, specific performance, injunctive, or other equitable remedies in addition to any other remedy available at law or in equity, including damages. In this regard, in the event of monetary damages or any other amount due under this

37

Agreement, such damages and delinquent amount shall bear interest at the rate of fifteen percent (15%) per annum from the due date until paid.

    (d)         Upon Coordinator’s material uncured default of any obligations under this Agreement, this Agreement shall be fully released at Current Owner’s option. In such event, upon request by Current Owner, Coordinator (i) shall record a full satisfaction and release of this Agreement and any outstanding liens with the Maricopa County Recorder, (ii) shall confirm in writing the satisfaction and release of the Agreement, and (iii) shall within 90 days deliver to Current Owner all plans, documents, etc. provided to Coordinator, WUGT and HUC relating to the Land. In the event Coordinator materially defaults on any obligations under this Agreement, Coordinator shall assign to Current Owner all Alternative Water Rights obtained from Current Owner or otherwise relating to the Land. In the event of a material uncured default by Coordinator, Current Owner and each Landowner shall have the right to pursue any and all legal rights, damages and remedies against Coordinator for such default. In the event of an uncured default by Coordinator, HUC and/or WUGT, all land deeded to Coordinator, WUGT or HUC shall be conveyed to Current Owner.

19.        Coordinator’s Rights. Coordinator agrees that as and when portions of the Land are sold, the obligations hereunder shall be bifurcated based on the land area sold and each Landowner shall be solely (and not jointly) responsible only for sums owed with respect to the Land areas that it owns and shall not have any obligation or liability for the failure of any other Landowner with respect to the Land areas that such other Landowner owns. Coordinator also reserves the right to pursue legal remedies against a Landowner for such defaults by the Landowner.

38

20.        Non Issuance of CC&N Expansion. In the event that Coordinator, WUGT and HUC are unable to obtain all of the necessary approvals from the ACC by June 30, 2008, or if the ACC imposes conditions on the CC&N extensions which are not reasonably acceptable to Current Owner and/or Landowners then Current Owner may terminate this Agreement without recourse to either party. In the event of termination of the Agreement, Coordinator shall remove or cause to be removed any recordation of this Agreement with the Maricopa County Recorder, waive any lien rights it may have under this Agreement, and reconvey or cause to be reconveyed any and all Land conveyed under this Agreement and refund any and all payments made under this Agreement to Current Owner and/or Landowner(s). If, at any time, the respective CC&Ns of HUC or WUGT are revoked, then Current Owner can terminate this Agreement in accordance with this section.

21.        Attorneys’ Fees. If any dispute arises out of the subject matter of this Agreement, the prevailing party in such dispute shall be entitled to recover from the other party its reasonable costs, expenses and attorney’s fees incurred in litigating, arbitrating, or otherwise resolving such dispute. The parties’ obligations under this section shall survive the closing under this Agreement.

22.        Applicable Law; Venue; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary. The parties consent to jurisdiction for purposes of this Agreement in the State of Arizona, and agree that Maricopa County, Arizona, shall be proper venue for any action brought with respect to this Agreement.

23.        Interpretation. The language in all parts of this Agreement shall in all cases, be construed as a whole according to its fair meaning and not strictly for nor against any party. The

39

section headings in this Agreement are for convenience only and are not to be construed as a part hereof. The parties agree that each party has reviewed this Agreement and has had the opportunity to have counsel review the same and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement or any amendments or any exhibits thereto. Except where specifically provided to the contrary, when used in this Agreement, the term “including” shal1 mean without limitation by reason of enumeration. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the person(s) or entity(ies) may require.

24.         Counterparts. This Agreement shall be effective upon execution by all parties hereto and may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one Agreement.

25.         Entire Agreement. This Agreement constitutes the entire integrated Agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties with respect to such subject matter. This Agreement may not be amended except by a written instrument executed by all parties hereto.

26.         Most Favored Nation. Coordinator agrees that if Coordinator enters into an Infrastructure Coordination and Finance Agreement or other similar agreement relating to any land within 20 miles of the Land, Coordinator will not provide pricing, terms, or conditions more favorable to that land than as provided under this Agreement, unless Coordinator amends this Agreement with the written consent of Current Owner to include such pricing, terms, or

40

conditions so that this Agreement is at least as favorable to Current Owner as the pricing, terms, and conditions offered to the other land.

27.         Additional Instruments. The parties hereto agree to execute, acknowledge, and deliver to each other such other documents and instruments as may be reasonably necessary or appropriate to evidence or to carry out the terms of this Assignment.

28.         Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

29.         Incorporation by Reference. Every exhibit attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

30.         Notices. Any notice, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the party to whom the same is directed or sent by registered or certified mail, return receipt requested, addressed to the addresses set forth on the signature page hereto. Any such notice shall be deemed to be delivered, given and received for all purposes as of the date so delivered if delivered personally, or three business days after the time when the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by registered or certified mail, postage and charges prepaid, or if given by any other method, upon actual receipt; provided that notwithstanding the foregoing, notice of any change of address shall be effective only upon actual receipt of such notice.

31.         Binding Effect; Partial Releases. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties. This Agreement constitutes a covenant running with the Land, and shall be binding upon the Land for the benefit of

41

Coordinator, and its successors and assigns. Any person acquiring any portion of the Land, upon acquisition thereof, shall be a Landowner and shall be deemed subject to (and in agreement with the terms of) this Agreement with respect only to that portion of the Land acquired without the necessity for the execution of any separate instrument. As Developer Payments are made under this Agreement as noted above for portions of the Land, Coordinator shall take all action appropriate to cause this Agreement to be released for that portion of the Land upon request by Current Owner or the applicable Landowner.

32.         Intended Third Party Beneficiaries. The Landowners are intended third party beneficiaries of this Agreement.

33.         Current Owner. Current Owner consists of those persons set forth on Schedule 1 attached hereto notwithstanding the transfer of ownership of all or any portion of the Land or any interest therein. A person constituting all or part of Current Owner may transfer its Current Owner interest only by recording a document executed and acknowledged by (a) the individual or entity that desires to transfer its Current Owner interest, and (b) the individual or entity that is the transferee of that interest setting forth the transfer of such interest.

[Signatures are on the following page.]

42

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

COORDINATOR:
Global Water Resources, LLC, a Delaware Limited Liability Company

By:	/s/ Cindy M. Liles
Cindy M. Liles, Treasurer
Global Water Resources, LLC
21410 N. 19th Avenue
Suite 201
Phoenix, Arizona 85027

CURRENT OWNER:

BELMONT LKY 20K LIMITED
PARTNERSHIP L.L.L.P., an Arizona limited liability limited partnership

By LKY REAL ESTATE BELMONT, L.L.C., an Arizona limited liability company, general partner

By	/s/ Larry K. Yount
Larry K. Yount, Manager

Percentage Interest: 48.42520853742

43

BOA SORTE LIMITED PARTNERSHIP,
an Arizona limited partnership

By BOA SORTE LLC, an Arizona limited liability company, general partner

By
Its	Manager

Percentage Interest: 8.07085239062

VIEL GLUCK LIMITED PARTNERSHIP, an Arizona limited partnership

By VIEL GLUCK LLC, an Arizona limited liability company, general partner

By

Its	Manager

Percentage Interest: 8.07085239062

BEN FATTO LIMITED PARTNERSHIP, an Arizona limited partnership

By BEN FATTO LLC, an Arizona limited liability company, general partner

By

Its	Manager

Percentage Interest: 8.07085240085

44

SMT INVESTORS LIMITED PARTNERSHIP,
an Arizona limited partnership
By: MRW Management Company an Arizona Corporation Its General Partner

By	/s/ Michael T. Cowley

Its	Vice President

Percentage Interest: 7.58768562251
STATE OF ARIZONA	)
) SS.
County of Maricopa	)

The foregoing document was acknowledged before me this 20th day of December, 2007, by Michael T. Cowley, as Vice President of MRW Management Company, General Partner of SMT INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership.

/s/ Ronald L. Wilson

Notary Public

My Commission Expires: 9/9/2009

SMT INVESTORS LIMITED PARTNERSHIP,
an Arizona limited partnership

By

Its	_

Percentage Interest: 7.58768562251

CARDON FAMILY, L.L.C., an Arizona limited liability company
By
Its	Manager

Percentage Interest: 4.03544269964

FAR MAREL, L.L.C., an Arizona limited liability company

By
Its	Manager

Percentage Interest 4.03544148902

MT. OLYMPUS INVESTMENTS, L.L.C., an Arizona limited liability company

By
Its	Manager

Percentage Interest: 4.03544148901

45

GOODWIN CONSULTANTS, L.L.C.,
an Arizona limited liability company

By
Its	Manager

Percentage Interest: 3.14958292516

NEAL MANAGEMENT, L.L.C., an Arizona limited liability company

By
Its	Managing Partner

Percentage Interest: 2.92011839141

ANC IRREVOCABLE TRUST DATED
OCTOBER 18, 2004

By
Michael T. Cowley, Trustee

Percentage Interest: 1.59852166374

46

MICHAEL T. COWLEY, AS TRUSTEE ANC IRREVOCABLE TRUST DATED OCTOBER 18, 2004

	By	/s/ Michael T. Cowley
Michael T. Cowley

Percentage Interest: 1.59852166374	Its Trustee

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 20 day of December, 2007, by Michael T. Cowley, as Trustee of the ANC IRREVOCABLE TRUST DATED OCTOBER 18, 2004, on behalf of the trust.

/s/ Ronald L. Wilson
Notary Public

My Commission Expires:
9/9/2009

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On December 19, 2007, before me, Jennie L Critchfield, a Notary Public in and for said state, personally appeared Cindy M. Liles, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Jennie L Critchfield
Notary Public in and for said State

My Commission Expires: 4/18/09

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 19th day of December, 2007, by Larry K. Yount, as Manager of LKY REAL ESTATE BELMONT, L.L.C., an Arizona limited liability company, the general partner of BELMONT LKY 20K LIMITED PARTNERSHIP L.L.L.P., an Arizona limited liability limited partnership, on behalf of the partnership.

/s/ Ingrid S. Williams
Notary Public

My Commission Expires:

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 19th day of December, 2007, by Wilford R. Cardon, as Manager of

BOA SORTE LLC, an Arizona limited liability company, the general partner of BOA SORTE LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

/s/ Kelly L. White Notary Public

My Commission Expires: 9/7/2010

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 17 day of December, 2007, by Brent Bowden, as Manager of VIEL GLUCK LLC, an Arizona limited liability company, the general partner of VIEL GLUCK LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

/s/ Terri Newman
Notary Public

My Commission Expires:

July 18, 2011

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 17 day of December, 2007, by Broc. C. Hiatt, as Manager of BEN FATTO LLC, an Arizona limited liability company, the general partner of BEN FATTO LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

/s/ Terri Newman
Notary Public

My Commission Expires:

July 18, 2011

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                     , 20    , by                     , its                      of SMT INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 19th day of December, 2007, by Wilford R. Cardon, as Manager of CARDON FAMILY, L.L.C., an Arizona limited liability company, on behalf of the company.

/s/ Kelly L. White
Notary Public

My Commission Expires:

9/7/2010

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 17 day of December, 2007, by Brent Bowden, as Manager of FAR MAREL, L.L.C., an Arizona limited liability company, on behalf of the company.

/s/ Terri Newman
Notary Public

My Commission Expires:

July 18, 2011

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 17 day of December, 2007, by Broc C. Hiatt, as Manager of MT. OLYMPUS INVESTMENTS, L.L.C., an Arizona limited liability company, on behalf of the company.

/s/ Terri Newman
Notary Public

My Commission Expires:
July 18, 2011

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 17th day of December, 2007, by Greg S. Vogel, as Manager of GOODWIN CONSULTANTS, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.

/s/ Susan L. Lundquist
Notary Public

My Commission Expires:

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this 18th day of December, 2007, by David N. Neal, as Managing Partner of NEAL MANAGEMENT, L.L.C., an Arizona limited liability company, on behalf of the company.

/s/ Ronald L. Wilson
Notary Public

My Commission Expires:
9/9/2009

EXHIBIT A

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

LEGAL DESCRIPTION OF LAND

PARCEL NO. 1: [INTENTIONALLY DELETED]

PARCEL NO. 2:

Lots 1 through 4, inclusive; the South half of the North half and the South half of Section 3, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 3:

Lots 1 through 4, inclusive; the South half of the North half and the South half of Section 4, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 4:

Lots 1 through 4, inclusive, the South half of the North half and the South half of Section 5, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 5:

Lots 1 through 7, inclusive; the South half of the Northeast quarter, the Southeast quarter of the Northwest quarter, the Southeast quarter and the East half of the Southwest quarter of Section 6, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 6:

Lots 1 through 4, inclusive; the East half of the West half and the East half of Section 7, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 7:

All of Section 8, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 8:

All of Section 9, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 9:

The West half of the East half and the West half of Section 10, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 10:

Lots I through 4, inclusive; the East half of the West half and the East half of Section 18, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 11:

Lot 1, the East half of the Northwest quarter and the East half of Section 19, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 12:

Lot 1, Lots 4 through 7, inclusive; the Southeast quarter of the Northeast quarter, the South half of the Southwest quarter and the Southeast quarter of Section 17, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 13:

Lots 9 and 10 of Section 18, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 14:

Lots 2 through 6, inclusive; the Southeast quarter of the Northwest quarter, the East half of the Southwest quarter and the East half of Section 19, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 15:

All of Section 20, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 16:

All of Section 21, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 17:

All of Section 28, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 18:

All of Section 29, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 19:

Lots I through 4, inclusive; the East half of the West half and the East half of Section 30, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 20:

Lots 1 through 4, inclusive; the East half of the West half and the East half of Section 31, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 21:

All of Section 33, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 22:

The East half of Section 34, Township 3 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 23:

Lots 1 through 4, inclusive; the South half of the North half and the South half of Section 1, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 24:

All of Section 11, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 25:

All of Section 12, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 26:

The North half and the Southwest quarter of Section 13, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 27:

The East half of Section 14, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 28:

The Northeast quarter of Section 24, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 29:

Lot 3 of Section 14, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 30:

The South half of the Northeast quarter and the Southeast quarter of Section 22, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 31:

Lots 1 through 3, inclusive; the Northeast quarter of the Northeast quarter, the South half of the North half and the South half of Section 23, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 32:

Lots 2 through 4, inclusive, the South half of the Northwest quarter and the South half of Section 24, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 33:

All of Section 25, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 34:

The East half and the East half of the West half of Section 26, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 35:

The East half of Section 27, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 36:

All of Section 34, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 37:

All of Section 35, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 38:

The West half, the West half of the East half, the Northeast quarter of the Northeast quarter, the South half of the North half of the Southeast quarter of the Northeast quarter and the South half of the Southeast quarter of the Northeast quarter of Section 29, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

EXCEPT COMMENCING at the Northeast corner of said Northeast quarter of the Northeast quarter of Section 29;

THENCE South 00 degrees 11 minutes 16 seconds West, along the East line of said Northeast quarter of the Northeast quarter, 1291.13 feet to the POINT OF BEGINNING;

THENCE continuing South 00 degrees 11 minutes 16 seconds West, 26.41 feet;

THENCE North 89 degrees 25 minutes 24 seconds West, along the South line of said Northeast quarter of the Northeast quarter, 808.80 feet;

THENCE North 01 degrees 25 minutes 28 seconds West, 101.26 feet;

THENCE South 84 degrees 09 minutes 42 seconds East, 815.59 feet to the POINT OF BEGINNING.

PARCEL NO. 39:

The Northeast quarter, the Southeast quarter of the Northwest quarter, the North half of the Southeast quarter and the Southeast quarter of the Southeast quarter of Section 30, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 40:

The East half of the East half of Section 31, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 41:

The Southwest quarter of the Northwest quarter of Section 26, Township 3 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 42:

GLO Lot (fractional Southwest quarter of the Southwest quarter) and the Southeast quarter of the Southwest quarter and the Southwest quarter of the Southeast quarter of Section 30, Township 2 North, Range 5 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

PARCEL NO. 43: [INTENTIONALLY DELETED]

PARCEL NO. 44: [INTENTIONALLY DELETED]

PARCEL NO. 45: [INTENTIONALLY DELETED]

EXHIBIT B

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

INTENTIONALLY OMITTED

EXHIBIT C

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

START WORK NOTICE TRIGGER

SAMPLE START WORK NOTICE

Invoice Date:

Due Date: Net 15

Invoice to: Name
Address

By issuance of this Start Work Notice, the undersigned notifies and authorizes Coordinator to commence the bidding of the construction jobs necessary to provide water, wastewater and reclaimed water services to the development.

Amount due:

Number of lots within development	10,000
Start Work Notice fee per lot	$550
Invoice Amount	$5,500,000

EXHIBIT D

[INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

DESCRIPTION OF WUGT AND HUC SERVICES

TO BE COORDINATED BY COORDINATOR

WUGT

-

Continue to provide information and pursue pending CC&N application in a timely fashion with the ACC for the current expansion application to include the Land in the CC&N water service area in an effort to have the expansion approved no later than June 30, 2008;

-	Prepare a master water plan with respect to the Land on or before June 30, 2008 (this excludes in parcel master planning);

-	Develop sufficient water plant and water source capacity for the Land pursuant to the Agreement;

-	Extend water distribution main lines pursuant to the Agreement;

-	Provide will-serve letters to applicable governmental agencies necessary for final plat approvals consistent with the Assured Water Supply provisions of section 9 of the Agreement;

-	Provide a schedule of commitment dates personalized for the Land;

-

Utilize the Assured Water Analysis obtained by Current Owner to apply for a designation of assured water supply and pursue that application with diligence so that WUGT’s designation may be used for final plat approvals and Department of Real Estate approvals, consistent with the Assured Water Supply provisions of section 9 of this Agreement;

-	Provide Notices of Intent to Serve to the Arizona Department of Water Resources consistent with the Assured Water Supply provisions of section 9 of this Agreement;

-

Provide expedited final subdivision plat water improvement plan check and coordination with the Arizona Department of Environmental Quality for Approvals to Construct and/or the Maricopa County Environmental Services Department (“MCESD”);

-	Provide facilities line extension agreements for construction of infrastructure within the Land, which is subject to reimbursement (excluding Off-Site Facilities);

-	Provide water utility service to the Land. As of the date of this Agreement, water utility services will be provided to phase 1 development of the Land on or before March 31, 2010; and

-

WUGT shall provide and obtain any and all plans, permits, and/or approvals, and construct, design, engineer any and all other water utility facilities, as required or necessary for issuance of plats, public reports, building permits, certificates of occupancy and other similar requirements necessary for development of the Land, except for on-site water facilities to be constructed by Landowners pursuant to line extension agreements for improvements other than Off-Site Facilities.

HUC

-

Continue to provide information and pursue pending CC&N application in a timely fashion with the ACC for the current expansion application to include the Land in the CC&N wastewater service area in an effort to have the expansion approved no later than June 30, 2008;

-	Prepare a master wastewater plan with respect to the Land on or before June 30, 2008 (this excludes in parcel master planning);

-	Develop a master Recycled Water treatment and distribution plan including plan for interim water supply for storage retention structures for Recycled Water Stage 1 on or before June 30, 2008;

-	Develop sufficient wastewater plant capacity for the Land pursuant to the Agreement;

-	Extend wastewater collection system main lines per the Agreement;

-	Extend reclaimed water lines to the storage retention structures within the Land for Recycled Water Stage 1 and install other reclaimed water infrastructure pursuant to the Agreement;

-

Provide all permitting and regulatory approvals including but not limited to an Aquifer Protection Permit, Maricopa County Association of Governments (MAG) 208 Water Quality Plan, approvals to construct, NPDES, and AZPDES as necessary in sufficient time to allow for provision of Utility Service to phase l of the Land on or before March 31, 2010;

-	Provide will-serve letters to applicable governmental agencies necessary for final plat approvals;

-	Provide a schedule of commitment dates personalized for the Land;

-	Provide expedited final subdivision plat wastewater improvement plan check and coordination with the MCESD for Approvals to Construct;

-	Provide facilities line extension agreements to Landowner for construction of wastewater infrastructure within the Land (subject to reimbursement) other than for Off-Site Facilities;

-

Provide wastewater and Recycled Water utility service to the Land. As of the date of this Agreement, wastewater/Recycled Water utility services will be provided to phase 1 development of the Land on or before March 31, 2010; and

-

HUC shall provide and obtain any and all plans, permits, and/or approvals, and construct, design, engineer any and all other wastewater/Recycled Water utility facilities, as required or necessary for issuance of plats, public reports, building permits, certificates of occupancy and other similar requirements necessary for development of the Land, except for on-site wastewater facilities to be constructed by Landowners pursuant to line extension agreements for improvements other than Off-Site Facilities.

EXHIBIT E

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

WATER FACILITIES EXTENSION AGREEMENT

This Agreement is made this                  day of                                 , 200_ by and between WATER UTILITY OF GREATER TONOPAH an Arizona corporation (“Company”), and                                 , an                                          (“Developer”).

RECITALS:

A.         Developer desires that water utility service be extended to and for its real estate development located in Parcel          of                                  consisting of          (single family, multi-family or commercial) lots, in Maricopa County within the general vicinity of the City of                     , Arizona (the “Development”). A legal description for the Development is attached hereto as Exhibit “A” and incorporated herein by this reference. The Development is located within Company’s Certificate of Convenience and Necessity (“CC&N”).

B.         Company is a public service corporation as defined in Article XV, Section 2 of the Arizona Constitution which owns and operates water treatment and distribution systems and holds a CC&N from the Commission granting Company the exclusive right to provide water utility service within portions of Maricopa County, Arizona.

C.         Developer is willing to construct and install facilities within the Development necessary to extend water utility service to and within the Development which facilities shall connect to the Company’s system as generally shown on the map attached hereto as Exhibit “B.” Company is willing to provide water utility service to the Development in accordance with relevant law, including the rules and regulations of the Commission on the condition that Developer fully and timely perform the obligations and satisfy the conditions and requirements set forth below.

COVENANTS AND AGREEMENTS:

NOW, THEREFORE, in consideration of the following covenants and agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         Construction of Facilities.   Developer agrees to construct and install water distribution mains and pipelines, valves, booster stations, hydrants, fittings, service lines and all other related facilities and improvements necessary to provide water utility service to each lot or building within the Development as more particularly described in Exhibit “C” attached hereto and incorporated herein by this reference (referred to hereinafter as the “Facilities”). The Facilities shall connect to the Company’s system at the point shown on the approved plans as generally depicted on the map attached hereto as Exhibit “B,” and shall be designed and constructed within the Development in a manner which allows the provision of safe and reliable water utility service to each lot therein. Subject to the terms and conditions set forth herein (including, without limitation, Company’s rights of plan review and approval and inspection of final construction), Developer shall be responsible for all construction activities associated with the Facilities, and Developer shall be liable for and pay when due all costs, expenses, claims and liabilities associated with the construction and installation of the Facilities.

2.         Construction Standards and Requirements.   The Facilities shall meet and comply with Company’s standards and specifications, and all engineering plans and specifications for the Facilities shall be approved by Company and its engineers (“Company’s

Engineer”), prior to the commencement of construction, with such approval not to be unreasonably withheld. Company and Company’s Engineer shall review the plans and specifications and shall provide any requirements or comments as soon as practicable. Developer shall require that its contractor be bound by and conform to the plans and specifications for the Facilities as finally approved by Company and Developer. The construction and installation of the Facilities shall be in conformance with the applicable regulations of the Arizona Department of Environmental Quality (“ADEQ”), the Commission, and any other governmental authority having jurisdiction there over.

3.         Right of Inspection; Corrective Action.   Company shall have the right to have Company’s Engineer inspect and test the Facilities at reasonable times during the course of construction as necessary to ensure conformance with plans and specifications. If at any time before the final acceptance by Company of the Facilities any construction, materials or workmanship are found to be materially defective or materially deficient in any way, or the Facilities fail to conform to this Agreement, then Company may reject such defective or deficient construction, materials and/or workmanship and require Developer to fully pay for all necessary corrective construction efforts (“Corrective Action”). Company reserves the right to withhold approval and to forbid connection of any such defective portion of the Facilities to Company’s system unless and until the Facilities have been constructed in accordance with plans and specifications and all applicable regulatory requirements. Further, Developer shall promptly undertake any Corrective Action required to remedy such defects and deficiencies in construction, materials and workmanship upon receipt of notice by Company. The foregoing notwithstanding, Company shall not unreasonably withhold or delay acceptance of the Facilities.

4.         Transfer of Ownership.   Upon completion and approval of the as-built Facilities by Company and any other governmental authority whose approval is required, Developer shall transfer all right, title and interest in the Facilities to Company via a bill of sale in a form satisfactory to Company and Developer. Thereafter, Company shall be the sole owner of the Facilities and be responsible for their operation, maintenance and repair. Company’s ownership and responsibility shall include all distribution mains and/or related appurtenances within the Development up to the point of connection to the service line of each customer receiving service. Maintenance and repair of each service line, which lines are not part of the Facilities, shall be Developer’s, the Development’s or each individual customers’ responsibility. All work performed by or on behalf of Developer shall be warranted by Developer for one year from the date of transfer of the Facilities to Company against defects in materials and workmanship. Developer shall also covenant, at the time of transfer, that the Facilities are free and clear of all liens and encumbrances, and unless the time period for filing lien claims has expired, shall provide evidence in the form of lien waivers that all claims of contractors, subcontractors, mechanics and materialmen have been paid and satisfied.

5.         Final As-Built Drawings and Accounting of Construction Costs.   Immediately following completion and approval of the Facilities, Developer shall provide Company with three sets of as-built drawings and specifications for the Facilities and a reproducible copy of such drawings. Developer shall also provide an accounting of the cost of constructing and installing the Facilities, which amount shall be refundable in accordance with paragraph 8, below. Company shall have no obligation to furnish service to the Development or to accept the transfer of the Facilities until Developer has complied with this paragraph.

6.         Easements.   Developer shall be responsible for obtaining all necessary easements and rights-of-way for the construction and installation, and subsequent operation, maintenance and repair of the Facilities. Such easements and rights-of-way shall be of adequate size, location, and configuration so as to allow Company ready access to the Facilities for maintenance and repairs and other activities necessary to provide safe and reliable water utility service. Such easements and rights-of-way shall be provided to Company by Developer at the same time as Developer transfers ownership of the Facilities pursuant to paragraph 4, above. At the time of transfer, all easements and rights-of-way shall be free of physical encroachments, encumbrances or other obstacles. Company shall have no responsibility to obtain or secure on Developer’s behalf any such easements or rights-of-way.

7.         Reimbursement for Engineering and Other Fees and Expenses.   Developer shall also reimburse Company for the costs, expenses and fees, including legal fees and costs that are incurred by Company for preparation of this Agreement, for reviewing and approving the plans and specifications for the Facilities to be constructed by Developer, for inspecting the Facilities during construction and other supervisory activities undertaken by Company, for obtaining any necessary approvals from governmental authorities (collectively the “Administrative Costs”). For such purpose, at the time of the signing of this Agreement, the Developer will pay an advance to the Company of Seven Thousand Five Hundred Dollars ($7,500). Developer shall provide additional advances to Company, as may be requested by Company in writing from time-to-time, to reimburse Company for any additional Administrative Costs it incurs. All amounts paid to Company pursuant to this provision shall constitute advances in aid of construction and be subject to refund pursuant to paragraph 8, below.

8.         Refunds of Advances.   Company shall refund annually to Developer an amount equal to seven percent (7%) of the gross annual revenues received by Company from the provision of water utility service to each bona fide customer within the Development. Such refunds shall be paid by Company on or before the first day of August, commencing in the fourth calendar year following the calendar year in which title to the Facilities is transferred to and accepted by Company and continuing thereafter in each succeeding calendar year for a total of twenty-two (22) years. No interest shall accrue or be payable on the amounts to be refunded hereunder, and any unpaid balance remaining at the end of such twenty-two year period shall be non-refundable. In no event shall the total amount of the refunds paid by Company hereunder exceed the total amount of all advances made by Developer hereunder. For the purposes of this provision, the total amount of Developer’s advances shall be equal to Developer’s actual cost of constructing the Facilities, less the costs of any corrective action as defined in paragraph 3 above, the costs of curing any defects arising during the warranty period, as provided herein, and the costs of any unreasonable overtime incurred in the construction of the Facilities, above, and the amounts paid by Developer to Company for Administrative Costs pursuant to paragraph 7, above.

9.         Company’s Obligation to Serve.   Subject to the condition that Developer fully perform its obligations under this Agreement, Company shall provide water utility service to all customers within the Development in accordance with Company’s tariffs and schedule of rates and charges for service, the rules and regulations of the Commission and other regulatory authorities and requirements. However, Company shall have no obligation to accept and operate the Facilities in the event Developer fails to make any payment provided in this Agreement, fails to construct and install the Facilities in accordance with Company’s standards and specifications and in accordance with the applicable rules and regulations of ADEQ, the Commission or any other governmental authority having jurisdiction there over, or otherwise materially fails to comply with the terms and conditions of this Agreement. Developer acknowledges and understands that Company will not establish service to any customer within the Development until such time as Company has accepted the transfer of the Facilities, and all amounts that Developer is required to pay Company hereunder have in fact been paid. The foregoing notwithstanding, the Company shall not terminate service to any customer within the Development to whom service has been properly established as a consequence of any subsequent breach or nonperformance by Developer hereunder.

10.         Liability for Income Taxes.   In the event it is determined by the Arizona Department of Revenue or Internal Revenue Service that all or any portion of Developer’s advances in aid of construction hereunder constituted taxable income to Company as of the date of this Agreement or at the time Company actually receives such advances hereunder, Developer will advance funds to Company equal to the income taxes resulting from Developer’s advance hereunder. Developer reserves the right to contest such determination and Company shall pursue necessary legal remedies or appeals if requested by Developer. Subject to appeal rights, these funds shall be paid to Company within twenty (20) days following notification to Developer that a determination has been made that any such advances constitute taxable income, whether by virtue of any determination or notification by a governmental authority with taxing authority, amendment to the Internal Revenue Code, any regulation promulgated by the Internal Revenue Service, or similar change to any statute, rule or regulation relating to this matter, but not including any determination by the Arizona Corporation Commission. Such notification shall include documentation reasonably necessary to substantiate the Company’s liability for income taxes resulting from the Developer’s advances in aid of construction under this Agreement. In the event that additional funds are paid by Developer under this paragraph, such funds shall also constitute advances in aid of construction. In addition, Developer shall indemnify and hold Company harmless for, from and against any tax related interest, fines and penalties assessed against Company and other costs and expenses incurred by Company solely as a consequence of late payment by Developer of amounts described above.

11.         Notice.   All notices and other written communications required hereunder shall be sent to the parties as follows:

COMPANY:

Water Utility of Greater Tonopah Attn: Cindy M. Liles, Secretary 21410 N. 19th Avenue Suite 201 Phoenix, Arizona 85027
DEVELOPER:

Each party shall advise the other party in writing of any change in the manner in which notice is to be provided hereunder.

12.         Governing Law.   This Agreement, and all rights and obligations hereunder, shall be subject to and governed by the rules and regulations of the Commission relating to domestic water utilities and shall be governed by and construed in accordance with the laws of the State of Arizona. Developer understands and acknowledges that Company’s rates and charges, and other terms and conditions applicable to its provision of utility service, may be modified from time-to-time by order of the Commission. Company shall provide Developer with copies of such orders that may affect Developer’s rights and obligations hereunder.

13.         Time is of the Essence.   Time is and shall be of the essence of this Agreement.

14.         Indemnification: Risk of Loss.   Developer shall indemnify and hold Company harmless for, from and against any and all claims, demands and other liabilities and expenses (including attorneys’ fees and other costs of litigation) arising out of or otherwise relating to construction of the facilities under this Agreement. Developer’s duty to indemnify Company shall extend to all construction activities undertaken by Developer, its contractors, subcontractors, agents, and employees hereunder. This indemnity clause shall apply only to the extent such claim, demand, liability and/or expense is caused by Developer and/or its contractors, subcontractors, agents and employees. This indemnity clause shall not apply to the extent such claim, demand, liability and/or expense is caused by Company, Global Water Resources, LLC and/or their respective agents, partners, members, directors, principals, officers, agents, employees, representatives, parents, subsidiaries, affiliates, consultants, insurers and/or sureties, and/or any other third party.

15.         Successors and Assigns.   This Agreement may be assigned by either of the parties provided that the assignee agrees in writing to be bound by and fully perform all of the assignor’s duties and obligations hereunder. This Agreement and all terms and conditions contained herein shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.

16.         Dispute Resolution.   The parties hereto agree that each will use good faith efforts to resolve, through negotiation, disputes arising hereunder without resorting to mediation, arbitration or litigation.

17.         Integration: One Agreement.   This Agreement supersedes all prior agreements, contracts, representations and understandings concerning its subject matter, whether written or oral.

18.         Attorneys’ Fees.   The prevailing party in any litigation or other proceeding concerning or related to this Agreement, or the enforcement thereof, shall be entitled to recover its costs and reasonable attorneys’ fees.

19.         Authority to Perform.   Company represents and warrants to Developer that Company has the right, power and authority to enter into and fully perform this Agreement. Developer represents and warrants to Company that Developer has the right, power and authority to enter into and fully perform this Agreement.

DEVELOPER:			COMPANY:

WATER UTILITY OF GREATER TONOPAH
an Arizona corporation

By		By
	Its		Cindy Liles
		Its:	Secretary

EXHIBIT “A”

Legal Description

EXHIBIT “B”

Point(s) of Connection

EXHIBIT “C”

Water Facilities Budget

(Required to be completed by Developer prior to execution of agreement)

Item	QTY	UNIT	UNIT $	TOTAL $

8” C-900, Class 150 Water Main		LF
8” Valve Box & Cover		EA
Fire Hydrant, Complete		EA
3/4” Double Water Service		EA
3/4” Single Water Service		EA
1 1⁄2’ Landscape service		EA
2” Landscape service		EA
1” Landscape service		EA

Subtotal
Sales Tax

Total

EXHIBIT F

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

WASTEWATER FACILITIES EXTENSION AGREEMENT

This Agreement is made this              day of                                 , 200_ by and between HASSAYAMPA UTILITY COMPANY, an Arizona corporation (“Company”),                                 , an                                          (“Developer”).

RECITALS:

A.         Developer desires that wastewater utility service be extended to and for its real estate development located in Parcel          of                  consisting of          (single family, multi-family or commercial) lots, in Maricopa County within the general vicinity of the City of Maricopa, Arizona (the “Development”). A legal description for the Development is attached hereto as Exhibit “A” and incorporated herein by this reference. The Development is located within Company’s Certificate of Convenience and Necessity (“CC&N”).

B.         Company is a public service corporation as defined in Article XV, Section 2 of the Arizona Constitution which will own and operate a wastewater treatment plant, collection system, reclaimed water distribution system and holds a CC&N from the Commission granting Company the exclusive right to provide wastewater and reclaimed water utility service within portions of Maricopa County, Arizona.

C.         Developer is willing to construct and install facilities within the Development necessary to extend wastewater utility service to and within the Development which facilities shall connect to the Company’s system as generally shown on the map attached hereto as Exhibit “B.” Company is willing to provide wastewater and reclaimed water utility service to the Development in accordance with relevant law, including the rules and regulations of the Commission on the condition that Developer fully and timely perform the obligations and satisfy the conditions and requirements set forth below.

COVENANTS AND AGREEMENTS:

NOW, THEREFORE, in consideration of the following covenants and agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         Construction of Facilities.  Developer agrees to construct and install sewage collection mains, manholes, pumping stations and/or such other facilities and improvements necessary to provide sewer utility service to each lot or building within the Development as more particularly described in Exhibit “C” attached hereto and incorporated herein by this reference (referred to hereinafter as the “Facilities”). The Facilities shall connect to the Company’s system at the point shown on the approved plans as generally depicted on the map attached hereto as Exhibit “B,” and shall be designed and constructed within the Development in a manner which allows the provision of safe and reliable sewer utility service to each lot therein. Subject to the terms and conditions set forth herein (including, without limitation, Company’s rights of plan review and approval and inspection of final construction), Developer shall be responsible for all construction activities associated with the Facilities, and Developer shall be liable for and pay when due all costs, expenses, claims and liabilities associated with the construction and installation of the Facilities. Company shall construct, design, operate, finance and pay for any and all necessary facilities for treatment of recycled water and any and all recycled water transmission and delivery pipes, mains and lines on the Land or off the Land necessary for delivery of recycled water to reclaimed water retention structures. Developer shall be responsible for reclaimed water transmission and delivery pipes, mains and lines necessary for distribution of the recycled water from such reclaimed water retention structures to common areas and other uses on the Land. Company shall construct, design, operate, finance and pay for any and all other recycled water facilities on the Land or off the Land, including such facilities necessary for delivery of recycled water to individual residences on the Land. Company shall construct, operate, finance and maintain any and all recycled water treatment plant(s) and transmission or delivery pipes, lines and/or mains necessary for delivery of recycled water at locations mutually agreed and approved by the parties, including connection lines to individual end-users for recycled water.

2.         Construction Standards and Requirements.  The Facilities shall meet and comply with Company’s standards and specifications, and all engineering plans and specifications for the Facilities shall be approved by Company and its engineers (“Company’s Engineer”) prior to the commencement of construction, with such approval not to be unreasonably withheld. Company and Company’s Engineer shall review the plans and specifications and shall provide any requirements or comments as soon as practicable. Developer shall require that its contractor be bound by and conform to the plans and specifications for the Facilities as finally approved by Company and Developer. The construction and installation of the Facilities shall be in conformance with the applicable regulations of the Arizona Department of Environmental Quality (“ADEQ”), the Commission, and any other governmental authority having jurisdiction there over.

3.         Right of Inspection; Corrective Action.  Company shall have the right to have Company’s Engineer inspect and test the Facilities at reasonable times during the course of construction as necessary to ensure conformance with plans and specifications. If at any time before the final acceptance by Company of the Facilities any construction, materials or workmanship are found to be materially defective or materially deficient in any way, or the Facilities fail to conform to this Agreement, then Company may reject such defective or deficient construction, materials and/or workmanship and require Developer to fully pay for all necessary corrective construction efforts (“Corrective Action”). Company reserves the right to withhold approval and to forbid connection of any defective portion of the Facilities to Company’s system unless and until the Facilities have been constructed in accordance with plans and specifications and all applicable regulatory requirements. Further, Developer shall promptly undertake any Corrective Action required to remedy such defects and deficiencies in construction, materials and workmanship upon receipt of notice by Company. The foregoing notwithstanding, Company shall not unreasonably withhold or delay acceptance of the Facilities.

4.         Transfer of Ownership.  Upon completion and approval of the as-built Facilities by Company and any other governmental authority whose approval is required, Developer shall transfer all right, title and interest in the Facilities to Company via a bill of sale in a form satisfactory to Company and Developer. Company shall be responsible for financing, constructing, operating and maintaining any and all pumping stations, booster stations, collection main, distribution mains, transmission mains or other similar facilities for recycled water service, including the point of connection for recycled water service to the individual end-user customer. Company, in its sole discretion, may require Developer to conduct a video inspection of any of the Facilities prior to final approval and acceptance to ensure that no breaks or similar defects exist. Thereafter, Company shall be the sole owner of the Facilities and be responsible for their operation, maintenance and repair. Company’s ownership and responsibility shall include all pumping stations, manholes, collection and transmission mains and/or related appurtenances within the Development up to the point of connection of the wastewater line of each customer receiving service to the collection main. Maintenance and repair of each wastewater service line, which lines are not part of the Facilities, shall be Developer’s, the Development’s or each individual customers’ responsibility. All work performed by or on behalf of Developer shall be warranted by Developer for one year from the date of transfer of the Facilities to Company against defects in materials and workmanship. Developer shall also covenant, at the time of transfer, that the Facilities are free and clear of all liens and encumbrances, and unless the time period for filing lien claims has expired, shall provide evidence in the form of lien waivers that all claims of contractors, subcontractors, mechanics and materialmen have been paid and satisfied.

5.         Final As-Built Drawings and Accounting of Construction Costs.  Immediately following completion and approval of the Facilities, Developer shall provide Company with three sets of as-built drawings and specifications for the Facilities and a reproducible copy of such drawings. Developer shall also provide an accounting of the cost of constructing and installing the Facilities, which amount shall be refundable in accordance with paragraph 8, below. Company shall have no obligation to furnish service to the Development or to accept the transfer of the Facilities until Developer has complied with this paragraph.

6.         Easements.  Developer shall be responsible for obtaining all necessary easements and rights-of-way for the construction and installation, and subsequent operation, maintenance and repair of the Facilities. Such easements and rights-of-way shall be of adequate size, location, and configuration so as to allow Company ready access to the Facilities for maintenance and repairs and other activities necessary to provide safe and reliable sewer utility service. Evidence of such easements and rights-of-way shall be provided to Company by Developer at the same time as Developer transfers ownership of the Facilities pursuant to paragraph 4, above. At the time of transfer, all easements and rights-of-way shall be free of physical encroachments, encumbrances or other obstacles. Company shall have no responsibility to obtain or secure on Developer’s behalf any such easements or rights-of-way.

7.         Reimbursement for Engineering and Other Fees and Expenses.  Developer shall also reimburse Company for the costs, expenses and fees, including legal fees and costs that are incurred by Company for preparation of this Agreement, for reviewing and approving the plans and specifications for the Facilities to be constructed by Developer, for inspecting the Facilities during construction and other supervisory activities undertaken by Company, for obtaining any necessary approvals from governmental authorities (collectively the “Administrative Costs”). For such purpose, at the time of the signing of this Agreement, the Developer will pay an advance to the Company of Seven Thousand Five Hundred Dollars ($7,500). Developer shall provide additional advances to Company, as may be requested by Company in writing from time-to-time, to reimburse Company for any additional Administrative Costs it incurs. All amounts paid to Company pursuant to this provision shall constitute advances in aid of construction and be subject to refund pursuant to paragraph 8, below.

8.         Refunds of Advances.  Company shall refund annually to Developer an amount equal to two and one-half percent (2.5%) of the gross annual revenues received by Company from the provision of sewer utility service to each bona fide customer within the Development. Such refunds shall be paid by Company on or before the first day of August, commencing in the fourth calendar year following the calendar year in which title to the Facilities is transferred to and accepted by Company and continuing thereafter in each succeeding calendar year for a total of twenty-two (22) years. No interest shall accrue or be payable on the amounts to be refunded hereunder, and any unpaid balance remaining at the end of such twenty-two year period shall be non-refundable. In no event shall the total amount of the refunds paid by Company hereunder exceed the total amount of all advances made by Developer hereunder. For the purposes of this provision, the total amount of Developer’s advances shall be equal to Developer’s actual cost of constructing the Facilities, less the costs of any corrective action as defined in paragraph 3 above, the costs of curing any defects arising during the warranty period, as provided herein, and the costs of any unreasonable overtime incurred in the construction of the Facilities, above, and the amounts paid by Developer to Company for Administrative Costs pursuant to paragraph 7, above.

9.         Company’s Obligation to Serve.  Subject to the condition that Developer fully perform its obligations under this Agreement, Company shall provide sewer utility service to all customers within the Development in accordance with Company’s tariffs and schedule of rates and charges for service, the rules and regulations of the Commission and other regulatory authorities and requirements. However, Company shall have no obligation to accept and operate the Facilities in the event Developer fails to make any payment provided in this Agreement, fails to construct and install the Facilities in accordance with Company’s standards and specifications and in accordance with the applicable rules and regulations of ADEQ, the Commission or any other governmental authority having jurisdiction there over, or otherwise fails to comply with the terms and conditions of this Agreement. Developer acknowledges and understands that Company will not establish service to any customer within the Development until such time as Company has accepted the transfer of the Facilities, and all amounts that Developer is required to pay Company hereunder have in fact been paid. The foregoing notwithstanding, the Company shall not terminate service to any customer within the Development to whom service has been properly established as a consequence of any subsequent breach or nonperformance by Developer hereunder.

10.         Liability for Income Taxes.  In the event it is determined by the Arizona Department of Revenue or Internal Revenue Service that all or any portion of Developer’s advances in aid of construction hereunder constituted taxable income to Company as of the date of this Agreement or at the time Company actually receives such advances hereunder, Developer will advance funds to Company equal to the income taxes resulting from Developer’s advance hereunder. Developer reserves the right to contest such determination and Company shall pursue necessary legal remedies or appeals if requested by Developer. Subject to appeal rights, these funds shall be paid to Company within twenty (20) days following notification to Developer that a determination has been made that any such advances constitute taxable income, whether by virtue of any determination or notification by a governmental authority with taxing authority, amendment to the Internal Revenue Code, any regulation promulgated by the Internal Revenue Service, or similar change to any statute, rule or regulation relating to this matter, not including any determination by the Arizona Corporation Commission. Such notification shall include documentation reasonably necessary to substantiate the Company’s liability for income taxes resulting from the Developer’s advances in aid of construction under this Agreement. In the event that additional funds are paid by Developer under this paragraph, such funds shall also constitute advances in aid of construction. In addition, Developer shall indemnify and hold Company harmless for, from and against any tax related interest, fines and penalties assessed against Company and other costs and expenses incurred by Company solely as a consequence of late payment by Developer of amounts described above.

11.         Notice.  All notices and other written communications required hereunder shall be sent to the parties as follows:

COMPANY: Hassayampa Utility Company Attn: Cindy M. Liles, Secretary 21410 N. l9th Avenue, Suite 201 Phoenix, Arizona 85027 DEVELOPER:

Each party shall advise the other party in writing of any change in the manner in which notice is to be provided hereunder.

12.         Governing Law.  This Agreement, and all rights and obligations hereunder, shall be subject to and governed by the rules and regulations of the Commission relating to domestic sewer utilities and shall be governed by and construed in accordance with the laws of the State of Arizona. Developer understands and acknowledges that Company’s rates and charges, and other terms and conditions applicable to its provision of utility service, may be modified from time-to-time by order of the Commission. Company shall provide Developer with copies of such orders that may affect Developer’s rights and obligations hereunder.

13.         Time is of the Essence.  Time is and shall be of the essence of this Agreement.

14.         Indemnification: Risk of Loss.  Developer shall indemnify and hold Company harmless for, from and against any and all claims, demands and other liabilities and expenses (including attorneys’ fees and other costs of litigation) arising out of or otherwise relating to construction of the facilities under this Agreement. Developer’s duty to indemnify

Company shall extend to all construction activities undertaken by Developer, its contractors, subcontractors, agents, and employees hereunder. This indemnity clause shall apply solely and exclusively to the extent that such claim, demand, liability and/or expense is caused by Developer and/or its contractors, subcontractors, agents and/or employees. This indemnity clause shall not apply to the extent such claim, demand, liability and/or expense is caused by Company, Global Water Resources, LLC and/or their respective agents, partners, members, directors, principals, officers, employees, representatives, parents, subsidiaries, affiliates, consultants, insurers and/or sureties, and/or any other third party.

15.         Successors and Assigns.  This Agreement may be assigned by either of the parties provided that the assignee agrees in writing to be bound by and fully perform all of the assignor’s duties and obligations hereunder. This Agreement and all terms and conditions contained herein shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.

16.         Dispute Resolution.  The parties hereto agree that each will use good faith efforts to resolve, through negotiation, disputes arising hereunder without resorting to mediation, arbitration or litigation.

17.         Integration: One Agreement.  This Agreement supersedes all prior agreements, contracts, representations and understandings concerning its subject matter, whether written or oral.

18.         Attorneys’ Fees.  The prevailing party in any litigation or other proceeding concerning or related to this Agreement, or the enforcement thereof, shall be entitled to recover its costs and reasonable attorneys’ fees.

19.        Authority to Perform.  Company represents and warrants to Developer that Company has the right, power and authority to enter into and fully perform this Agreement. Developer represents and warrants to Company that Developer has the right, power and authority to enter into and fully perform this Agreement.

DEVELOPER:			COMPANY:

HASSAYAMPA UTILITY COMPANY
an Arizona corporation

By		By
	Its		Cindy M. Liles
		Its:	Secretary

EXHIBIT “A”

Legal Description

EXHIBIT “B”

Point(s) of Connection

EXHIBIT “C”

Wastewater Facilities Budget

(Required to be completed by Developer prior to execution of agreement

Item	QTY	UNIT	UNIT $	TOTAL $
8” SDR 35 Sewer Main		LF
10” SDR 35 Sewer Main		LF
4’ Manhole		EA
Sewer Cleanout		EA
4” Sewer Service		EA

Subtotal
Sales Tax

Total

EXHIBIT G

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

INTENTIONALLY OMITTED

EXHIBIT H

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

INTENTIONALLY OMITTED

EXHIBIT I

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

WATER UTILITY OF GREATER TONOPAH

21410 N. 19th Avenue, Suite 201

Phoenix, Arizona 85027

Date

Landowner Name and Address

RE:     Will Serve Letter and Notice of Intent to Serve for

Dear                             :

Water Utility of Greater Tonopah, Inc. (“WUGT”) is a private water company authorized by the Arizona Corporation Commission (“ACC”) to furnish water utility service within portions of Maricopa County. [Insert Name of Landowner] has requested that WUGT provide water utility service to the Belmont Development as set forth on the legal description attached to this letter as Exhibit A and WUGT has submitted an expansion application to the ACC to include the development.

Based upon the inclusion of the above referenced land in the certificate of convenience and necessity (CC&N) territory approved by the ACC, and subject to execution of water line extension agreements by the Landowner and other regulatory approvals including Arizona Department of Water Resources, WUGT has agreed to provide water utility service to the development. Further, WUGT has agreed to finance and construct facilities and infrastructure necessary to serve the development and to achieve substantial completion of those facilities and infrastructure within 15 months of the issuance of a start work notice by Landowner, and WUGT has agreed to construct necessary facilities to provide water utility service to phase 1 of the development on or before March 31, 2010.

Please feel free to contact me if you have any questions or require any additional information. We look forward to serving your development.

Respectfully yours,

Cindy M. Liles

Secretary

HASSAYAMPA UTILITY COMPANY

21410 N. 19th Avenue, Suite 201

Phoenix, Arizona 85027

Date

Landowner Name and Address

RE: Will Serve Letter and Notice of Intent to Serve for

Dear                             :

Hassayampa Utility Company (“HUC”) is a private wastewater company authorized by the Arizona Corporation Commission (“ACC”) to furnish recycled water and wastewater utility service within portions of Maricopa County. [Insert Name of Landowner] has requested that HUC provide recycled water and wastewater utility service to the Belmont Development as set forth on the legal description attached to this letter as Exhibit A and HUC has submitted an expansion application to the ACC to include the development.

Based upon the inclusion of the above referenced land in the certificate of convenience and necessity (CC&N) territory approved by the ACC, execution of wastewater line extension agreements by Landowner and other regulatory approvals including the MAG 208 amendment, HUC has agreed to provide reclaimed water and wastewater utility service to the development. Further, HUC has agreed to finance and construct facilities and infrastructure necessary to serve the development and to achieve substantial completion of those facilities and infrastructure within 15 months of the issuance of a Start Work Notice by Landowner, and HUC has agreed to construct necessary facilities to provide wastewater utility service and reclaimed water service to phase 1 of the development on or before March 31, 2010.

Please feel free to contact me if you have any questions or require any additional information. We look forward to serving your development.

Respectfully yours,

Cindy M. Liles

Secretary

EXHIBIT J

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

When recorded, return to:

DEED OF TRUST AND ASSIGNMENT OF RENTS

DATE:

TRUSTOR:	See Schedule 1 attached hereto and incorporated herein by reference

Address:	c/o 5040 East Shea Boulevard, Suite 254, Scottsdale, Arizona 85254

BENEFICIARY:	GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company

Address:	21410 North 19th Avenue, Suite 201, Phoenix, Arizona 85027

TRUSTEE:	FIRST AMERICAN TITLE INSURANCE COMPANY

Address:	2425 East Camelback Road, Suite 300, Phoenix, Arizona 85016

PROPERTY in Maricopa County, State of Arizona, described as:

See Exhibit “A” attached hereto and incorporated herein by reference.

This Deed of Trust, made on the above date between the Trustor, Trustee and Beneficiary above named,

WITNESSETH: That Trustor irrevocably grants and conveys to Trustee in Trust, with Power of Sale, the above described real property together with leases, rents, issues, profits, or income thereof (all of which are hereinafter called “property income”); SUBJECT HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such property income; AND SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, rights of way and easements of record.

FOR THE PURPOSE OF SECURING:

A. Performance of each agreement of Trustor herein contained. B. Payment of the minimum guaranteed payment as described in section 12 of that certain Infrastructure Coordination and Finance Agreement (the “Agreement”) dated [                            ], between Trustor, as Current Owner, and Beneficiary, as Coordinator.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

1.        To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon said property in violation of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2.        To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney’s fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear or be named, and in any suit brought by Beneficiary or Trustee to foreclose this Deed of Trust.

3.        To pay before delinquent, all taxes and assessments affecting said property (which are not Beneficiary’s obligation); when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of the Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance, or Deed of Release and Full Reconveyance, and all lawful charges, costs and expenses in the event of reinstatement of, following default in, this Deed of Trust or the obligations secured hereby.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such power, pay necessary expenses, employ counsel and pay his reasonable fees.

4.         To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from date of expenditure at the rate of twelve percent (12%) per annum (but in no event greater than the maximum rate allowed by law). Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or immediately due and payable at option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:

5.        That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to this Deed of Trust), and upon receipt of such moneys Beneficiary shall hold the same as such further security.

6.        That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

7.        That at any time or from time to time, and without notice, upon written request of Beneficiary and presentation of this Deed of Trust, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee’s action be credited on the indebtedness, the Trustee may: (a) release and reconvey all or any part of said property; (b) consent to the making and recording, or either, of any map or plat of the property or any part thereon; (c) join in granting any easement thereon; (d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance, or charge hereof, (e). Furthermore, upon the request of Trustor, when not in default hereunder, Trustee and Beneficiary shall consent to and or join/in the: (a) filing of applications to governmental bodies and public utilities relating in any manner to the development of said property, (b) granting of easements to public utilities or governmental bodies in connection with the development of said property, and if requested by any public utility or governmental body, Trustee shall release and reconvey such possessory rights from the effect of this Deed of Trust. and (c) the creation and recordation of (and the dedications shown on) maps, covenants, conditions, restrictions and documents of like effect pertaining to said property.

8.        That upon written request of Beneficiary stating satisfaction of the applicable conditions for release set forth in section 13 of the Agreement, and upon surrender of this Deed of Trust to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as “the person or persons legally entitled thereto.” Notwithstanding anything herein to the contrary, upon delivery by Trustor to Trustee of a fully executed Request for Partial Release and Partial Reconveyance in the form of Exhibit “B” attached hereto (the “Partial Release”) and the satisfaction of the applicable conditions for release set forth in section 13 of the Agreement, Trustee shall release and reconvey, without covenant or warranty, express or implied, the properly described in such Partial Release.

9.        That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during continuance of this Trust, to collect the property income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney’s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee’s sale hereunder or invalidate any act done pursuant to said notice.

10.        That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold said property under this Deed of Trust. Beneficiary also shall deposit with Trustee this Deed of Trust and all documents evidencing expenditures secured hereby.

Trustee shall record and give notice of Trustee’s sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee’s sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney’s fees, Trustee shall apply the proceeds of sale to payment of: All sums then secured hereby and all other sums due under the terms hereof, with accrued interest; and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. § 33-812. Beneficiary may foreclose this Deed of Trust as a realty mortgage.

If the property under this Deed of Trust is located in more than one county, regardless of whether the property is contiguous or not, the Trustee may sell all of said property in any one of the counties in which part of said property is located; and, unless Trustee receives contrary written instructions from the Beneficiary or Trustor, Trustee may sell all of said property either in parcels or in whole.

If the indebtedness secured hereby is secured by one or more other Deeds of Trust, then upon default of Trustor in the payment of said indebtedness or performance of any other agreement secured hereby, the Trustee may sell the property subject to the Deed of Trust and to any other Deeds of Trust securing said indebtedness at Trustee’s sale conducted serially. In the absence of written instructions from the Beneficiary to the contrary, the Trustee may, in its sole discretion, designate the order in which property subject to the various Deeds of Trust is to be sold.

11.        That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor’s title, estate, rights, powers and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

12.        That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

13.        The Trustor/Mortgagor hereby waives, releases and discharges any homestead exemption claimed or declared against the property.

Beneficiary named on this Deed of Trust shall be subrogated to the lien, notwithstanding its release of record of any prior mortgage, Trust Deed or other encumbrance paid or discharged from the proceeds of the indebtedness secured hereby or from any advance made by the Beneficiary. This right of subrogation shall not be affected by the creation or declaration of homestead on the property.

14.        That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

The undersigned Trustor requests that a copy of any notice of Trustee’s sale hereunder be mailed to him at his address set forth herein.

BELMONT LKY 20K LIMITED PARTNERSHIP L.L.L.P., an Arizona limited liability limited partnership By LKY REAL ESTATE BELMONT, L.L.C., an Arizona limited liability company, general partner

By
Larry K. Yount

Percentage Interest: 48.42520853742	Its Manager

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                         , 20    , by Larry K. Yount, as Manager of LKY REAL ESTATE BELMONT, L.L.C., an Arizona limited liability company, the general partner of BELMONT LKY 20K LIMITED PARTNERSHIP L.L.L.P., an Arizona limited liability limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

BOA SORTE LIMITED PARTNERSHIP, an Arizona limited partnership

By BOA SORTE LLC, an Arizona limited liability company, general partner

By

Percentage Interest: 8.07085239062	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                     , 20    , by                             , as                                  of BOA SORTE LLC, an Arizona limited liability company, the general partner of BOA SORTE LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

VIEL GLUCK LIMITED PARTNERSHIP, an Arizona limited partnership

By VIEL GLUCK LLC, an Arizona limited liability company, general partner

By

Percentage Interest: 8.07085239062	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                     , 20    , by                             , as                                  of VIEL GLUCK LLC, an Arizona limited liability company, the general partner of VIEL GLUCK LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

BEN FATTO LIMITED PARTNERSHIP, an Arizona limited partnership

By BEN FATTO LLC, an Arizona limited liability company, general partner

By

Percentage Interest: 8.07085240085	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                     , 20    , by                             , as                                  of BEN FATTO LLC, an Arizona limited liability company, the general partner of BEN FATTO LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

SMT INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership

By

Percentage Interest: 7.58768562251	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this          day of                     , 20    , by                             , its                          of SMT INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.

Notary Public

My Commission Expires:

CARDON FAMILY, L.L.C., an Arizona limited liability company

By

Percentage Interest: 4.03544269964	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by                             , as                          of CARDON FAMILY, L.L.C., an Arizona limited liability company, on behalf of the company.

Notary Public

My Commission Expires:

FAR MAREL, L.L.C., an Arizona limited liability company

By

Percentage Interest 4.03544148902	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by                             , as                          of FAR MAREL, L.L.C., an Arizona limited liability company, on behalf of the company.

Notary Public

My Commission Expires:

MT. OLYMPUS INVESTMENTS, L.L.C., an Arizona limited liability company

By

Percentage Interest: 4.03544148901	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by                             , as                          of MT. OLYMPUS INVESTMENTS, L.L.C., an Arizona limited liability company, on behalf of the company.

Notary Public

My Commission Expires:

GOODWIN CONSULTANTS, L.L.C., an Arizona limited liability company

By

Percentage Interest: 3.14958292516	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by                             , as                          of GOODWIN CONSULTANTS, L.L.C., an Arizona limited liability company, on behalf of the limited liability company.

Notary Public

My Commission Expires:

NEAL MANAGEMENT, L.L.C., an Arizona limited liability company

By

Percentage Interest: 2.92011839141	Its

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by                             , as                          of NEAL MANAGEMENT, L.L.C., an Arizona limited liability company, on behalf of the company.

Notary Public

My Commission Expires:

ANC IRREVOCABLE TRUST DATED OCTOBER 18, 2004

By
Michael T. Cowley

Percentage Interest: 1.59852166374	Its Trustee

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

The foregoing document was acknowledged before me this              day of                     , 20    , by Michael T. Cowley, as Trustee of the ANC IRREVOCABLE TRUST DATED OCTOBER 18, 2004, on behalf of the trust.

Notary Public

My Commission Expires:

Schedule 1

Trustor:

Belmont LKY 20K Limited Partnership L.L.L.P., as to an undivided 48.42520853742% interest

Boa Sorte Limited Partnership, as to an undivided 8.07085239062% interest

Viel Gluck Limited Partnership, as to an undivided 8.07085239062% interest

Ben Fatto Limited Partnership, as to an undivided 8.07085240085% interest

SMT Investors Limited Partnership, as to an undivided 7.58768562251% interest

Cardon Family, L.L.C., as to an undivided 4.03544269964% interest

Far Marel, L.L.C., as to an undivided 4.03544148902% interest

Mt. Olympus Investments, L.L.C., as to an undivided 4.03544148901% interest

Goodwin Consultants, L.L.C., as to an undivided 3.14958292516% interest

Neal Management, L.L.C., as to an undivided 2.92011839141% interest

Michael T. Cowley, as Trustee of the ANC Irrevocable Trust Dated October 18, 2004, as to an

    undivided 1.59852166374% interest

Exhibit “A”

[Attach Legal Description of the 640 Acres]

Exhibit “B”

REQUEST FOR DEED OF PARTIAL RELEASE AND PARTIAL

RECONVEYANCE

TO:     First American title Insurance Company, a California corporation, Trustee:

The undersigned is the legal owner of the indebtedness, secured by the Deed of Trust, recorded on                     , 200         , at Recording No.                     , in the office of the County Recorder of Maricopa County, Arizona.

You are hereby requested, in accordance with the terms of said Deed of Trust, to release and reconvey, without covenant or warranty, express or implied, to “the person or persons legally entitled thereto” all right, title and interest now held by you thereunder in and to that portion of the property described in said Deed of Trust, situated in Maricopa County, Arizona, as follows:

See Legal Description attached as Exhibit “A” hereto

Dated:                     , 200

GLOBAL WATER RESOURCES, LLC, a
Delaware limited liability company

By

Its

Exhibit “A”

to

Request for Deed of Partial Release and Partial Reconveyance

[Attach Legal Description]

EXHIBIT K

INFRASTRUCTURE COORDINATION AND FINANCE AGREEMENT

The West half and the Northeast quarter of Section 13, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

The Northeast quarter of Section 24, Township 2 North, Range 6 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona.

EXHIBIT L

For a copy of this Exhibit contact Global Water Resources, LLC, 21410 North 19th Avenue, Suite 201, Phoenix, Arizona 85027 or LKY Real Estate Belmont, LLC, 5040 East Shea, Blvd., #254, Scottsdale, Arizona 85254.

EXHIBIT M

For a copy of this Exhibit contact Global Water Resources, LLC, 21410 North 19th Avenue, Suite 201, Phoenix, Arizona 85027 or LKY Real Estate Belmont, LLC, 5040 East Shea, Blvd., #254, Scottsdale, Arizona 85254.

Schedule 1

CURRENT OWNERS

Belmont LKY 20K Limited Partnership L.L.L.P., as to an undivided 48.42520853742% interest

Boa Sorte Limited Partnership, as to an undivided 8.07085239062% interest

Viel Gluck Limited Partnership, as to an undivided 8.07085239062% interest

Ben Fatto Limited Partnership, as to an undivided 8.07085240085% interest

SMT Investors Limited Partnership, as to an undivided 7.58768562251% interest

Cardon Family, L.L.C., as to an undivided 4.03544269964% interest

Far Marel, L.L.C., as to an undivided 4.03544148902% interest

Mt. Olympus Investments, L.L.C., as to an undivided 4.03544148901% interest

Goodwin Consultants, L.L.C., as to an undivided 3.14958292516% interest

Neal Management, L.L.C., as to an undivided 2.92011839141% interest

Michael T. Cowley, as Trustee of the ANC Irrevocable Trust Dated October 18, 2004, as to an undivided

    1.59852166374% interest

111 South 3rd Avenue Phoenix, Arizona 85003-2281 Phone: (602) 506-3535 Fax: (602) 506-3273	January 15th, 2008

Dear Valued Customer:

As we work in an ever changing industry, we strive to make changes to our daily business practice by working closely with you, the customers. In an effort to “go green” our office has come up with many different ideas we feel would benefit your office as well as ours.

This past year ARS 11-461c was signed which made digital recording available to any “trusted submitter” who signs a Memorandum of Understanding. Although many of our customers changed their way of doing business at that time, there are many who have not.

At this point we would like your opinion on making document retrieval easier for you. Our office is considering returning recorded documents electronically after recording and imaging are complete. This would mean that you would continue to bring or mail in paper documents however, instead of waiting 4 – 6 weeks for the original to be mailed back to you, a copy would be sent to you electronically. As a courtesy to our customers we would hold the original paper document in our office for you to pick up. lf the original documents are not picked up in the number of days allotted, they will be destroyed.

There would be numerous advantages to this; below I have listed a few.

•	Save Money – Eliminates the $1.00 return postage charge per document

•	Quicker Turn Around – Recorded document is electronically sent to the designated email address once it has been imaged – No more waiting 4 to 6 weeks

•	No Chance The Original Will Be Lost In The Mail

•	Space Saver – cuts down on the amount of paper documents to be stored in your office

If you are interested in receiving your recorded documents electronically, please email me beckert@risc.maricopa.gov. I would also like to hear your feedback; please contact me with your questions, suggestions, comments and /or concerns.

Sincerely,

Barb Eckert

Team Leader

111 South 3rd Avenue Phoenix, Arizona 85003-2281 Phone: (602) 506-3535 Fax: (602) 506-3273	DIGITAL RECORDING NEWS

Great news, Arizona Revised Statute 11-461, C., has been amended and now opens up Digital Recording to “Trusted Submitters”. This amendment goes into effect on September 19, 2007.

A Trusted Submitter is defined as; a person or entity that has entered into a Memorandum of Understanding regarding digitized recording with the county recorder in the county in which the digitized recording is to be submitted.

Digital Recording continues to be very popular and an efficient means to record documents. This statute change was enacted because of the strong interest in electronic recording. Many customers have wanted the ability to record in this manner but could not do so without this statute change.

What does this mean to you? If you are a current account customer and were not previously eligible to perform digital recording, you will need to complete a Memorandum of Understanding and an account update form so that we have the most current contact information. Both of these forms can be obtained when you log into your account and click on the account update form link. If you are not currently an account customer, in order to participate in the digital recording program you must first open an account with us. Please visit this web site http://recorder.maricopa.gov/digitalrecording.aspx and then complete the necessary forms, which are the Account Application, Commercial Purpose and Addendum to Commercial Purpose, Memorandum of Understanding and Access to Online Copies.

If you have questions regarding the account applications, please contact Barbie Eckert at beckert@risc.maricopa.gov or Marie Freer at mfreer@risc.maricopa.gov. Once the account is established, Barbie or Marie will provide you with instructions on how to proceed with digital recording.

Current and new account customers that are interested in digital recording will receive training and will be able to test in the program for as little as a day or a week(s) before recording ‘‘live” documents. This program benefits the customer and the Recorder’s Office and we want you to feel confident and comfortable with the program and its features before you actually record your documents in production.

We look forward to working with you on this new adventure.

Sincerely,

Maricopa County Recorder’s Office